Exhibit 99.1

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

CONSOLIDATED FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

CONSOLIDATED FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014

Independent Auditor’s Report

To the Board of Directors of Yanfeng Adient Seating Co., Ltd.:

We have audited the accompanying consolidated financial statements of Yanfeng Adient Seating Co., Ltd. (formerly known as “Shanghai Yanfeng Johnson Controls Seating Co., Ltd.”) and its subsidiaries, which comprise the consolidated balance sheets as of 31 December 2016 and 2014, and the related consolidated statements of income, changes in owners’ equity and cash flow for the years then ended.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the requirements of Accounting Standards for Business Enterprises in the People’s Republic of China; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Yanfeng Adient Seating Co., Ltd. (formerly known as “Shanghai Yanfeng Johnson Controls Seating Co., Ltd.”) and its subsidiaries as of 31 December 2016 and 2014, and the results of their operations and their cash flows for the years then ended in accordance with the requirements of Accounting Standards for Business Enterprises in the People’s Republic of China.

Other Matters

The accompanying consolidated balance sheet of Yanfeng Adient Seating Co., Ltd. (formerly known as “Shanghai Yanfeng Johnson Controls Seating Co., Ltd.”) as of 31 December 2015, and the related consolidated statements of income, changes in owners’ equity and cash flow for the year then ended are presented for purposes of complying with Rule 3-09 of SEC Regulation S-X; however, Rule 3-09 does not require the 2015 financial statements to be audited and they are, therefore, not covered by this report.

Accounting Standards for Business Enterprises in the People’s Republic of China vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 14 to the consolidated financial statements.

/s/ PricewaterhouseCoopers Zhong Tian LLP

PricewaterhouseCoopers Zhong Tian LLP

Shanghai, the People’s Republic of China

20 June 2017

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

CONSOLIDATED BALANCE SHEETS AS AT 31 DECEMBER 2016, 2015 AND 2014

(AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

ASSETS	Note	31 December 2016 Consolidated	31 December 2015 Consolidated (Unaudited)	31 December 2014 Consolidated
Current assets
Cash at bank and on hand	7(1)	6,469,119,196	3,939,894,113	3,165,627,901
Notes receivable	7(2)	1,686,686,411	1,198,378,148	1,030,656,745
Accounts receivable	7(3(a))	5,851,806,068	5,697,029,340	4,688,450,612
Advances to suppliers	7(4)	120,306,449	130,127,043	162,716,875
Interest receivable		5,550,044	1,678,489	394,637
Dividends receivable		12,071,405	16,336,555	—
Other receivables	7(3(b))	315,785,308	228,573,927	464,461,266
Inventories	7(5)	797,678,665	701,202,676	638,115,225
Other current assets	7(6)	160,712,360	352,709,670	49,714,736

Total current assets		15,419,715,906	12,265,929,961	10,200,137,997

Non-current assets
Long-term equity investments	7(7)	190,255,274	158,752,993	76,331,842
Fixed assets	7(8)	1,719,813,378	1,778,145,645	1,537,142,169
Construction in progress	7(9)	442,223,123	334,405,828	485,022,530
Intangible assets	7(10)	294,578,758	290,139,232	362,271,077
Goodwill	7(11)	71,566,642	71,566,642	71,566,642
Long-term prepaid expenses	7(12)	196,028,241	195,116,898	202,556,024
Deferred tax assets	7(13(a))	831,379,541	546,116,880	335,832,409
Other non-current assets	7(14)	57,461,692	99,787,600	53,009,636

Total non-current assets		3,803,306,649	3,474,031,718	3,123,732,329

TOTAL ASSETS		19,223,022,555	15,739,961,679	13,323,870,326

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

CONSOLIDATED BALANCE SHEETS AS AT 31 DECEMBER 2016, 2015 AND 2014 (CONTINUED)

(AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

LIABILITIES AND OWNERS’ EQUITY	Note	31 December 2016 Consolidated	31 December 2015 Consolidated (Unaudited)	31 December 2014 Consolidated
Current liabilities
Short-term borrowings	7(15)	408,884,232	75,000,000	100,000,000
Notes payable	7(16)	666,979,006	457,179,867	441,557,489
Accounts payable	7(17)	9,860,133,825	8,468,879,463	6,510,519,647
Advances from customers		31,006,431	55,982,936	50,804,021
Employee benefits payable	7(18)	792,960,721	621,152,813	548,588,559
Taxes payable	7(19)	709,246,804	560,021,549	407,355,491
Dividends payable		—	—	36,552,986
Other payables	7(20)	2,354,357,460	1,546,190,411	1,652,806,503
Current portion of Long-term borrowings	7(21)	5,398,000	5,398,000	5,398,000

Total current liabilities		14,828,966,479	11,789,805,039	9,753,582,696

Non-current liabilities
Long-term borrowings	7(21)	8,107,000	13,505,000	18,903,000
Provisions		3,937,103	4,206,400	4,037,176
Deferred income		9,995,949	7,402,636	5,440,000
Deferred tax liabilities	7(13(d))	—	241,500	18,599,893

Total non-current liabilities		22,040,052	25,355,536	46,980,069

Total liabilities		14,851,006,531	11,815,160,575	9,800,562,765

Owners’ equity
Paid-in capital		439,853,380	439,853,380	439,853,380
Other comprehensive income/(loss)	7(32(b))	983,955	(307,041)	(32,010)
Surplus reserve	7(22)	376,736,592	329,063,052	284,833,010
Undistributed profits	7(23)	3,005,135,145	2,635,032,872	2,354,813,576
Total equity attributable to equity holders of the Company		3,822,709,072	3,403,642,263	3,079,467,956
Minority interest		549,306,952	521,158,841	443,839,605

Total owners’ equity		4,372,016,024	3,924,801,104	3,523,307,561

TOTAL LIABILITIES AND OWNERS’ EQUITY		19,223,022,555	15,739,961,679	13,323,870,326

The accompanying notes form an integral part of these consolidated financial statements.

Legal representative: Mingkang He    Principal in charge of accounting: Haifeng Mao    Head of accounting department: Jianjun Chu

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

CONSOLIDATED INCOME STATEMENTS FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014

(AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

Item		Note	2016 Consolidated	2015 Consolidated (Unaudited)	2014 Consolidated
Revenue		7(24)	29,122,501,178	26,572,050,764	24,485,129,870
Less:	Cost of sales	7(24)(27)	(24,215,383,432)	(22,023,017,968)	(20,287,565,383)
	Taxes and surcharges	7(25)	(162,720,549)	(119,877,553)	(85,497,846)
	Selling and distribution expenses	7(27)	(205,949,433)	(175,878,437)	(174,129,174)
	General and administrative expenses	7(27)	(1,961,292,873)	(1,838,254,817)	(1,834,888,595)
Add:	Financial income—net	7(26)	61,250,943	59,098,880	25,205,319
Less:	Asset impairment losses	7(28)	(63,734,715)	(9,380,519)	(4,671,239)
Add:	Investment income	7(29)	54,019,531	48,357,857	13,897,472
	Including: Share of profit of associates and joint ventures		54,019,531	40,459,106	13,897,472

Operating profit			2,628,690,650	2,513,098,207	2,137,480,424

Add:	Non-operating income	7(30(a))	76,222,382	45,819,087	45,272,000
	Including: Gains on disposal of non-current assets		3,695,321	1,676,650	13,714,861
Less:	Non-operating expenses	7(30(b))	(25,091,655)	(14,512,924)	(14,525,030)
	Including: Losses on disposal of non-current assets		(22,076,927)	(4,669,157)	(10,808,449)

Total profit			2,679,821,377	2,544,404,370	2,168,227,394

Less:	Income tax expenses	7(31)	(507,528,891)	(463,389,635)	(388,801,668)

Net profit			2,172,292,486	2,081,014,735	1,779,425,726

	Attributable to equity owners of the Company		1,851,677,150	1,775,435,020	1,591,845,675
	Minority interests		320,615,336	305,579,715	187,580,051
Other comprehensive income/(loss), net of tax		7(32(a))	1,290,996	(275,031)	114,990
	Translation differences on translation of foreign currency financial statements		1,290,996	(275,031)	114,990

Total comprehensive income			2,173,583,482	2,080,739,704	1,779,540,716

	Attributable to equity owners of the Company		1,852,968,146	1,775,159,989	1,591,960,665
	Attributable to minority interests		320,615,336	305,579,715	187,580,051

The accompanying notes form an integral part of these consolidated financial statements.

Legal representative: Mingkang He    Principal in charge of accounting: Haifeng Mao    Head of accounting department: Jianjun Chu

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

CONSOLIDATED CASH FLOW STATEMENTS FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014

(AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

Item	Note	2016 Consolidated	2015 Consolidated (Unaudited)	2014 Consolidated
Cash flows from operating activities
Cash received from sales of goods or rendering of services		34,235,663,913	30,668,864,213	28,945,292,864
Refund of taxes and surcharges		69,554,852	13,781,018	34,090,499
Cash received relating to other operating activities		124,863,278	74,044,037	43,456,279

Sub-total of cash inflows		34,430,082,043	30,756,689,268	29,022,839,642

Cash paid for goods and services		(24,673,063,749)	(22,770,981,843)	(22,077,186,618)
Cash paid to and on behalf of employees		(1,756,520,779)	(1,553,146,820)	(1,402,532,782)
Payments of taxes and surcharges		(1,915,679,241)	(1,781,651,976)	(1,434,245,412)
Cash paid relating to other operating activities		(2,126,466,694)	(1,653,278,352)	(1,441,512,528)

Sub-total of cash outflows		(30,471,730,463)	(27,759,058,991)	(26,355,477,340)

Net cash flows from operating activities	7(33(a))	3,958,351,580	2,997,630,277	2,667,362,302

Cash flows from investing activities
Cash received from disposal of investments		475,667,980	50,646,471	89,724,800
Cash received from returns on investments		35,749,485	16,244,436	3,070,735
Net cash received from disposal of fixed assets, intangible assets and other long-term assets		28,354,118	211,692,165	191,304,314
Net cash received from disposal of subsidiaries and other business units		21,500,000	13,510,827	—

Sub-total of cash inflows		561,271,583	292,093,899	284,099,849

Cash paid to acquire fixed assets, intangible assets and other long-term assets		(412,877,178)	(476,099,495)	(767,637,244)
Cash paid to acquire investments		(311,650,522)	(315,000,000)	(90,371,271)
Net cash paid to acquire subsidiaries and other business units		—	(62,298,600)	—

Sub-total of cash outflows		(724,527,700)	(853,398,095)	(858,008,515)

Net cash flows used in investing activities		(163,256,117)	(561,304,196)	(573,908,666)

Cash flows from financing activities
Cash received from borrowings		718,055,869	75,855,064	400,000,000

Sub-total of cash inflows		718,055,869	75,855,064	400,000,000

Cash repayments of borrowings		(390,324,988)	(105,496,657)	(601,999,500)
Cash payments for distribution of profits or interest expenses		(1,684,947,936)	(1,664,108,967)	(1,567,648,168)
Including: Cash payments for profits to minority shareholders of subsidiaries		(291,750,289)	(250,598,100)	(142,793,799)
Cash payments relating to other financing activities		—	—	(87,504,313)

Sub-total of cash outflows		(2,075,272,924)	(1,769,605,624)	(2,257,151,981)

Net cash flows used in financing activities		(1,357,217,055)	(1,693,750,560)	(1,857,151,981)

Effect of foreign exchange rate changes on cash and cash equivalents		—	—	—

Net increase in cash and cash equivalents	7(33(b))	2,437,878,408	742,575,521	236,301,655
Add: Cash and cash equivalents at beginning of year		3,741,333,102	2,998,757,581	2,762,455,926

Cash and cash equivalents at end of year	7(33(c))	6,179,211,510	3,741,333,102	2,998,757,581

The accompanying notes form an integral part of these consolidated financial statements.

Legal representative: Mingkang He    Principal in charge of accounting: Haifeng Mao    Head of accounting department: Jianjun Chu

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

CONSOLIDATED STATEMENTS OF CHANGES IN OWNERS’ EQUITY FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014

(AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

		Attributable to equity holders of the Company
Item	Note	Paid-in capital	Capital surplus	Surplus reserves	Undistributed profits	Other comprehensive income/(loss)	Minority interests	Total owners’ equity
Balance at 1 January 2014		439,853,380	1,148,851	242,136,006	2,266,775,854	(147,000)	542,008,809	3,491,775,900
Movements for the year ended 31 December 2014
Total Comprehensive income
Net profit		—	—	—	1,591,845,675	—	187,580,051	1,779,425,726
Other comprehensive income
Translation differences on translation of foreign currency financial statements	7(32(a))	—	—	—	—	114,990	—	114,990
Total Comprehensive income for the year		—	—	—	1,591,845,675	114,990	187,580,051	1,779,540,716
Capital contribution and withdrawal by owners
Disposal of subsidairies		—	—	—	—	—	(34,123,771)	(34,123,771)
Transaction with minority interests		—	(1,148,851)	(2,189,800)	—	—	(80,951,299)	(84,289,950)
Profit distribution
Appropriation to surplus reserves		—	—	44,886,804	(44,886,804)	—	—	—
Profit distribution to equity owners		—	—	—	(1,413,873,089)	—	(170,346,785)	(1,584,219,874)
Appropriation to staff welfare and incentive funds		—	—	—	(45,048,060)	—	(327,400)	(45,375,460)
Balance at 31 December 2014		439,853,380	—	284,833,010	2,354,813,576	(32,010)	443,839,605	3,523,307,561
Balance at 1 January 2015		439,853,380	—	284,833,010	2,354,813,576	(32,010)	443,839,605	3,523,307,561
Movements for the year ended 31 December 2015 (Unaudited)
Total Comprehensive income
Net profit		—	—	—	1,775,435,020	—	305,579,715	2,081,014,735
Other comprehensive loss
Translation differences on translation of foreign currency financial statements	7(32(a))	—	—	—	—	(275,031)	—	(275,031)
Total Comprehensive income for the year		—	—	—	1,775,435,020	(275,031)	305,579,715	2,080,739,704
Capital contribution and withdrawal by owners
Disposal of subsidairies		—	—	—	—	—	(13,601,251)	(13,601,251)
Profit distribution
Appropriation to surplus reserves		—	—	44,230,042	(44,230,042)	—	—	—
Profit distribution to equity owners		—	—	—	(1,406,453,166)	—	(214,045,114)	(1,620,498,280)
Appropriation to staff welfare and incentive funds		—	—	—	(44,532,516)	—	(614,114)	(45,146,630)
Balance at 31 December 2015 (Unaudited)		439,853,380	—	329,063,052	2,635,032,872	(307,041)	521,158,841	3,924,801,104
Balance at 1 January 2016		439,853,380	—	329,063,052	2,635,032,872	(307,041)	521,158,841	3,924,801,104
Movements for the year ended 31 December 2016
Total Comprehensive income
Net profit		—	—	—	1,851,677,150	—	320,615,336	2,172,292,486
Other comprehensive income
Translation differences on translation of foreign currency financial statements	7(32(a))	—	—	—	—	1,290,996	—	1,290,996
Total Comprehensive income for the year		—	—	—	1,851,677,150	1,290,996	320,615,336	2,173,583,482
Profit distribution
Appropriation to surplus reserves		—	—	47,673,540	(47,673,540)	—	—	—
Profit distribution to equity owners		—	—	—	(1,385,874,680)	—	(291,750,289)	(1,677,624,969)
Appropriation to staff welfare and incentive funds		—	—	—	(48,026,657)	—	(716,936)	(48,743,593)
Balance at 31 December 2016		439,853,380	—	376,736,592	3,005,135,145	983,955	549,306,952	4,372,016,024

The accompanying notes form an integral part of these consolidated financial statements.

Legal representative: Mingkang He    Principal in charge of accounting: Haifeng Mao    Head of accounting department: Jianjun Chu

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

1	General information

Yanfeng Adient Seating Co., Ltd. (formerly known as “Shanghai Yanfeng Johnson Controls Seating Co., Ltd.”, “the Company”) is a sino-foreign joint venture company set up by Yanfeng Automotive Trim Systems Co., Ltd. (“Yanfeng Trim” and formerly known as “Yanfeng Visteon Automotive Trim Systems Co., Ltd.”) and Johnson Controls International Inc. (“JCI”) on 18 December 1997. The approved operating period is 25 years and the registered capital is USD 24,770,700.

After several times of equity interest transfer till 8 November 2012, the investors of the Company were changed to Yanfeng Trim and Johnson Controls Asia Holding Co., Ltd., with 50.01% and 49.99% of equity interest respectively. The registered capital of the Company was changed to USD 62,000,000. On 2 February 2017, Johnson Controls Asia Holding Co., Ltd. was renamed as Adient Asia Holding Co., Ltd. (“Adient Asia”). In April 2017, the Company was renamed as “Yanfeng Adient Seating Co., Ltd.”.

The approved scope of business operation of the Company and its subsidiaries (together, “the Group”) is to develop and manufacture automobile seats and their spare parts, provide technical service for automobile seating, and sell its own products.

These financial statements are authorised for issue by the Company’s responsible person on 20 June 2017.

2	Basis of preparation

The financial statements are prepared in accordance with the Accounting Standard for Business Enterprises—Basic Standard, the specific accounting standards and other relevant regulations issued by the Ministry of Finance on 15 February 2006 and in subsequent periods (hereafter collectively referred to as “the Accounting Standard for Business Enterprises” or “CAS”). In addition, information relating to the nature and effect of significant differences between CAS and accounting principles generally accepted in the United States of America is presented in Note 14 to the consolidated financial statements of the Group.

The financial statements are prepared on a going concern basis.

3	Statement of compliance with the Accounting Standards for Business Enterprises

The financial statements of the Group for the years ended 31 December 2016, 2015 and 2014 are in compliance with the Accounting Standards for Business Enterprises, and truly and completely present the consolidated financial position of the Group as at 31 December 2016, 2015 and 2014 and of its financial performance, cash flows and other information for the years then ended.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates

(1)	Accounting year

The Company’s accounting year starts on 1 January and ends on 31 December.

(2)	Functional currency

The functional currency of the Company’s domestic subsidiaries is Renminbi (RMB) and the functional currency of the Company’s foreign subsidiaries is local currency.

(3)	Foreign currency translation

(a)	Foreign currency transactions

Foreign currency transactions are translated into RMB using the exchange rates prevailing at the dates of the transactions.

At the balance sheet date, monetary items denominated in foreign currencies are translated into RMB using the spot exchange rates on the balance sheet date. Exchange differences arising from these translations are recognised in profit or loss for the current period, except for those attributable to foreign currency borrowings that have been taken out specifically for acquisition or construction of qualifying assets, which are capitalised as part of the cost of those assets. Non-monetary items denominated in foreign currencies that are measured at historical costs are translated at the balance sheet date using the spot exchange rates at the date of the transactions. The effect of exchange rate changes on cash is presented separately in the cash flow statement.

(b)	Translation of foreign currency financial statements

The asset and liability items in the balance sheets for overseas operations are translated at the spot exchange rates on the balance sheet date. Among the owners’ equity items, the items other than “undistributed profits” are translated at the spot exchange rates of the transaction dates. The income and expense items in the income statements of overseas operations are translated at the spot exchange rates of the transaction dates. The differences arising from the above translation are presented in other comprehensive income. The cash flows of overseas operations are translated at the spot exchange rates on the dates of the cash flows. The effect of exchange rate changes on cash is presented separately in the cash flow statement.

(4)	Cash and cash equivalents

Cash and cash equivalents comprise cash on hand, deposits that can be readily drawn on demand, and short-term and highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(5)	Financial assets

Financial assets are classified into the following categories at initial recognition: financial assets at fair value through profit or loss, receivables, available-for-sale financial assets and held-to-maturity investments. The classification of financial assets depends on the Group’s intention and ability to hold the financial assets. The financial assets held by the Group are mainly receivables.

(a)	Receivables

Receivables, including accounts receivable and other receivables, are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market (Note 4(6)).

(b)	Recognition and measurement

Financial assets are recognised at fair value on the balance sheet when the Group becomes a party to the contractual provisions of the financial instrument. In the case of financial assets at fair value through profit or loss, the related transaction costs incurred at the time of acquisition are recognised in profit or loss for the current period. For other financial assets, transaction costs that are attributable to acquisition of the financial assets are included in their initially recognised amounts. A financial asset is derecognised when the contractual rights to receive the cash flows from the financial asset have expired, or all the substantial risks and rewards of ownership of the financial asset have been transferred.

Receivables are subsequently measured at amortised cost by using the effective interest method.

(c)	Impairment of financial assets

The Group assesses the carrying amounts of financial assets other than those at fair value through profit or loss at each balance sheet date. If there is objective evidence that a financial asset is impaired, an impairment loss is provided for.

When an impairment loss on a financial asset carried at amortised cost has occurred, the amount of the impairment loss is provided for at the difference between the asset’s carrying amount and the present value of its estimated future cash flows (excluding future credit losses that have not been incurred). If there is objective evidence that the value of the financial asset recovered and the recovery is related objectively to an event occurring after the impairment was recognised, the previously recognised impairment loss is reversed and the amount of reversal is recognised in profit or loss.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(6)	Receivables

Receivables comprise accounts receivable and other receivables. Accounts receivable arising from sale of goods or rendering of services are initially recognised at fair value of the contractual payments from the buyers or service recipients.

Receivables with amounts that are individually significant are subject to separate assessment for impairment. If there exists objective evidence that the Group will not be able to collect the amount under the original terms, a provision for bad debts of that receivable is made at the difference between its carrying amount and the present value of its estimated future cash flows.

Receivables with amounts that are not individually significant and those receivables that have been individually assessed for impairment and have not been found impaired are classified into certain groupings based on their credit risk characteristics. Provision for bad debts is determined based on the historical loss experience for groupings of receivables with similar credit risk characteristics, taking into consideration of the current circumstances.

When the Group transfers the accounts receivable to the financial institutions without recourse, the difference between the proceeds received from the transaction and their carrying amounts and the related taxes is recognised in profit or loss for the current period.

(7)	Inventories

Inventories include raw materials, work in progress and finished goods, and are stated at the lower of cost and net realisable value.

Cost is determined using the weighted average method. The cost of finished goods and work in progress comprise raw materials, direct labour and systematically allocated production overhead based on the normal production capacity.

Provision for decline in the value of inventories is determined at the excess amount of the carrying amounts of the inventories over their net realisable value. Net realisable value is determined based on the estimated selling price in the ordinary course of business, less the estimated costs to completion and estimated costs necessary to make the sale and related taxes.

The Group adopts the perpetual inventory system.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(8)	Long-term equity investments

Long-term equity investments comprise the Company’s long-term equity investments in its subsidiaries, and the Group’s long-term equity investments in its joint ventures and associates.

(a)	Subsidiaries

Subsidiaries are the investees over which the Company is able to exercise control.

(b)	Joint ventures and associates

A joint venture is a joint arrangement which is structured through a separate vehicle over which the Group has joint control together with other parties and only has rights to the net assets of the arrangement based on legal forms, contractual terms and other facts and circumstances; An associate is the investee over which the Group has significant influence on its financial and operating policy decisions.

Investments in joint ventures and associates are accounted for using the equity method. Where the initial investment cost exceeds the Group’s share of the fair value of the investee’s identifiable net assets at the time of acquisition, the investment is initially measured at that cost. Where the initial investment cost is less than the Group’s share of the fair value of the investee’s identifiable net assets at the time of acquisition, the difference is included in profit or loss for the current period and the cost of the long-term equity investment is adjusted upwards accordingly.

Under the equity method of accounting, the Group recognises the investment income according to its share of net profit or loss of the investee. The Group does not recognise further losses when the carrying amounts of the long-term equity investment together with any long-term interests that, in substance, form part of the Group’s net investment in investees are reduced to zero. However, if the Group has obligations for additional losses and the criteria with respect to recognition of provisions under the accounting standards on contingencies are satisfied, the Group continues recognising the investment losses and the provisions. The Group’s share of the changes in investee’s owner’s equity other than those arising from the net profit or loss, other comprehensive income and profit distribution is recognised in capital surplus with a corresponding adjustment to the carrying amounts of the long-term equity investment. The carrying amount of the investment is reduced by the Group’s share of the profit distribution or cash dividends declared by the investees. Unrealised gains or losses on transactions between the Group and its investees are eliminated to the extent of the Group’s equity interest in the investees, based on which the investment income or losses are recognised. Any losses resulting from transactions between the Group and its investees, which are attributable to asset impairment losses are not eliminated.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(9)	Fixed assets

Fixed assets comprise buildings, machinery and equipment, motor vehicles, computers and electronic equipment, tooling and office equipment. Fixed assets purchased or constructed by the Group are initially measured at cost at the time of acquisition. Fixed assets contributed by the Chinese investor are initially recorded at their approved value upon its contribution to the Company.

Subsequent expenditures incurred for a fixed asset are included in the cost of the fixed asset when it is probable that the associated economic benefits will flow to the Group and the related cost can be reliably measured. The carrying amount of the replaced part is derecognised. All the other subsequent expenditures are recognised in profit or loss for the period in which they are incurred.

Fixed assets are depreciated using the straight-line method to allocate the cost of the assets to their estimated residual values over their estimated useful lives. For the fixed assets that have been provided for impairment loss, the related depreciation charge is prospectively determined based upon the adjusted carrying amounts over their remaining useful lives.

The estimated useful lives, the estimated residual values expressed as a percentage of cost and the annual depreciation rates of fixed assets are as follows:

	Estimated useful lives	Estimated residual values	Annual depreciation rates
Buildings	5-20 years	0%-10%	4.5%-20%
Machinery and equipment	3-15 years	0%-5%	6.33%-33.3%
Motor vehicles	3-6 years	0%-5%	15.83%-33.3%
Computers and electronic equipment and office equipment	3-7 years	0%-5%	13.57%-33.3%
Tooling	3-5 years	0%-5%	19%-33.3%

The estimated useful life and the estimated residual value of a fixed asset and the depreciation method applied to the asset are reviewed, and adjusted as appropriate at each year-end.

A fixed asset is derecognised on disposal or when no future economic benefits are expected from its use or disposal. The amount of proceeds from disposals on sale, transfer, retirement or damage of a fixed asset net of its carrying amount and related taxes and expenses is recognised in profit or loss for the current period.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(10)	Construction in progress

Construction in progress is measured at actual cost. Actual cost comprises construction costs, installation costs, borrowing costs that are eligible for capitalisation and other costs necessary to bring the fixed assets ready for their intended use. Construction in progress is transferred to fixed assets when the assets are ready for their intended use, and depreciation is charged starting from the following month.

(11)	Intangible assets

Intangible assets include land use rights, patent rights and non-patented technology and software, and are measured at cost. Intangible assets also include identifiable assets acquired from business combinations involving enterprises not under common control, such as customer relationship, and are measured at fair value at the time of acquisition.

(a)	Land use rights

Land use rights are amortised on the straight-line basis over their estimated useful lives. If the acquisition costs of the land use rights and the buildings located thereon cannot be reasonably allocated between the land use rights and the buildings, all of the acquisition costs are recognised as fixed assets.

(b)	Patent rights and non-patented technology

Patent rights and non-patented technology are amortised on a straight-line basis over the patent protection period as stipulated by the laws.

(c)	Software

Software is amortised on a straight-line basis over the period as stipulated by law.

(d)	Customer relationship

Customer relationship acquired from business combination involving enterprises not under common control are amortised over their beneficial periods.

(e)	Periodical review of useful life and amortisation method

For an intangible asset with a finite useful life, review of its useful life and amortisation method is performed at each year-end, with adjustment made as appropriate.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(12)	Research and development

The expenditure on an internal research and development project is classified into expenditure on the research phase and expenditure on the development phase based on its nature and whether there is material uncertainty that the research and development activities can form an intangible asset at the end of the project.

Expenditure on the research phase is recognised in profit or loss in the period in which it is incurred; expenditure on the development phase is capitalised only if all of the following conditions are satisfied:

•	it is technically feasible to complete the intangible asset so that it will be available for use or sale;

•	management intends to complete the intangible asset and use or sell it;

•	it can be demonstrated how the intangible asset will generate economic benefits;

•	there are adequate technical, financial and other resources to complete the development and the ability to use or sell the intangible asset; and

•	the expenditure attributable to the intangible asset during its development phase can be reliably measured.

Other development expenditures that do not meet the conditions above are recognised in profit or loss in the period in which they are incurred. Development costs previously recognised as expenses are not recognised as an asset in a subsequent period. Capitalised expenditure on the development phase is presented as development costs in the balance sheet and transferred to intangible assets at the date that the asset is ready for its intended use.

(13)	Goodwill

Goodwill is recognised at the excess of the cost of a business combination involving enterprises not under common control over the interest in the fair value of the acquirees’ identifiable net assets acquired in the business combination as at the acquisition date.

(14)	Long-term prepaid expenses

Long-term prepaid expenses include the expenditure for improvements to fixed assets held under operating leases, and other expenditures that have been incurred but should be recognised as expenses over more than one year in the current and subsequent periods. Long-term prepaid expenses are amortised on the straight-line basis over the expected beneficial period and are presented at actual expenditure net of accumulated amortisation.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(15)	Impairment of long-term assets

Fixed assets, construction in progress, intangible assets with finite useful lives, long-term equity investments in subsidiaries, joint ventures and associates and long-term prepaid expenses are tested for impairment if there is any indication that the assets may be impaired at the balance sheet date; intangible assets that are not yet available for their intended use are tested for impairment at least annually, irrespective of whether there is any indication of impairment. If the result of the impairment test indicates that the recoverable amount of an asset is less than its carrying amount, a provision for impairment and an impairment loss are recognised for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell and the present value of the future cash flows expected to be derived from the asset. Provision for asset impairment is determined and recognised on the individual asset basis. If it is not possible to estimate the recoverable amount of an individual asset, the recoverable amount of a group of assets to which the asset belongs is determined. A group of assets is the smallest group of assets that is able to generate independent cash inflows.

Goodwill that is separately presented in the financial statements is tested at least annually for impairment, irrespective of whether there is any indication that it may be impaired. In conducting the test, the carrying value of goodwill is allocated to the related asset group or groups of asset groups which are expected to benefit from the synergies of the business combination. If the result of the test indicates that the recoverable amount of an asset group or a group of asset groups, including the allocated goodwill, is lower than its carrying amount, the corresponding impairment loss is recognised. The impairment loss is first deducted from the carrying amount of goodwill that is allocated to the asset group or group of asset groups, and then deducted from the carrying amounts of other assets within the asset group or group of asset groups in proportion to the carrying amounts of assets other than goodwill.

Once the above asset impairment loss is recognised, it will not be reversed for the value recovered in the subsequent periods.

(16)	Borrowing costs

The borrowing costs that are directly attributable to acquisition and construction of an asset that needs a substantially long period of time for its intended use commence to be capitalised and recorded as part of the cost of the asset when expenditures for the asset and borrowing costs have been incurred, and the activities relating to the acquisition and construction that are necessary to prepare the asset for its intended use have commenced. The capitalisation of borrowing costs ceases when the asset under acquisition or construction becomes ready for its intended use and the borrowing costs incurred thereafter are recognised in profit or loss for the current period. Capitalisation of borrowing costs is suspended during periods in which the acquisition or construction of an asset is interrupted abnormally and the interruption lasts for more than 3 months, until the acquisition or construction is resumed.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(17)	Borrowings

Borrowings are recognised initially at fair value, net of transaction costs incurred, and subsequently measured at amortised cost using the effective interest method. Borrowings of which the period is within one year (inclusive) are classified as the short-term borrowings, and the others are classified as long-term borrowings.

(18)	Employee benefits

Employee benefits refer to all forms of consideration or compensation given by the Group in exchange for service rendered by employees or for termination of employment relationship, which include short-term employee benefits and post-employment benefits.

(a)	Short-term employee benefits

Short-term employee benefits include wages or salaries, bonus, allowances and subsidies, staff welfare, premiums or contributions on medical insurance, work injury insurance and maternity insurance, housing funds, union running costs and employee education costs, short-term paid absences and etc. The short-term employee benefits actually occurred are recognised as a liability in the accounting period in which the service is rendered by the employees, with a corresponding charge to the profit or loss for the current period or the cost of relevant assets. Non-monetary benefits are measured at fair value.

(b)	Post-employment benefits

The Group classifies post-employment benefit plans as defined contribution plans. Defined contribution plans are post-employment benefit plans under which the Group pays fixed contributions into a separate fund and will have no obligation to pay further contributions. During the reporting period, the Group’s post-employment benefits mainly include the premiums or contributions on basic pensions and unemployment insurance, both of which belong to defined contribution plans.

Basic pensions

The Group’s employees participate in the basic pension plan set up and administered by local authorities of Ministry of Human Resource and Social Security. Monthly payments of premiums on the basic pensions are calculated according to the bases and percentage prescribed by the relevant local authorities. When employees retire, the relevant local authorities are obliged to pay the basic pensions to them. The amounts based on the above calculations are recognised as liabilities in the accounting period in which the service has been rendered by the employees, with a corresponding charge to the profit or loss for the current period or the cost of relevant assets.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(19)	Provisions

Provisions for product warranties and etc. are recognised when the Group has a present obligation, it is probable that an outflow of economic benefits will be required to settle the obligation, and the amount of the obligation can be measured reliably.

A provision is initially measured at the best estimate of the expenditure required to settle the related present obligation. Factors surrounding a contingency, such as the risks, uncertainties and the time value of money, are taken into account as a whole in reaching the best estimate of a provision. Where the effect of the time value of money is material, the best estimate is determined by discounting the related future cash outflows. The increase in the discounted amount of the provision arising from passage of time is recognised as interest expense.

The carrying amount of provisions is reviewed at each balance sheet date and adjusted to reflect the current best estimate.

The provisions expected to be settled within one year since the balance sheet date are classified as current liabilities.

(20)	Deferred tax assets and deferred tax liabilities

Deferred tax assets and deferred tax liabilities are calculated and recognised based on the differences arising between the tax bases of assets and liabilities and their carrying amounts (temporary differences). Deferred tax asset is recognised for the deductible losses that can be carried forward to subsequent years for deduction of the taxable profit in accordance with the tax laws. No deferred tax liability is recognised for a temporary difference arising from the initial recognition of goodwill. No deferred tax asset or deferred tax liability is recognised for the temporary differences resulting from the initial recognition of assets or liabilities due to a transaction other than a business combination, which affects neither accounting profit nor taxable profit (or deductible loss). At the balance sheet date, deferred tax assets and deferred tax liabilities are measured at the tax rates that are expected to apply to the period when the asset is realised or the liability is settled.

Deferred tax assets are only recognised for deductible temporary differences, deductible losses and tax credits to the extent that it is probable that taxable profit will be available in the future against which the deductible temporary differences, deductible losses and tax credits can be utilised.

Deferred tax liabilities are recognised for temporary differences arising from investments in subsidiaries, associates and joint ventures, except where the Group is able to control the timing of reversal of the temporary difference, and it is probable that the temporary difference will not reverse in the foreseeable future. When it is probable that the temporary differences arising from investments in subsidiaries, associates and joint ventures will be reversed in the foreseeable future and that the taxable profit will be available in the future against which the temporary differences can be utilised, the corresponding deferred tax assets are recognised.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(20)	Deferred tax assets and deferred tax liabilities (Cont’d)

Deferred tax assets and liabilities are offset when:

•	the deferred taxes are related to the same tax payer within the Group and the same taxation authority; and,

•	that tax payer within the Group has a legally enforceable right to offset current tax assets against current tax liabilities.

(21)	Revenue recognition

The amount of revenue is determined in accordance with the fair value of the consideration received or receivable for the sale of goods and services in the ordinary course of the Group’s activities. Revenue is stated net of rebates, discounts and returns.

Revenue is recognised when it’s probable that the economic benefits associated with the transaction will flow to the Group, the related revenue can be reliably measured, and the specific criteria of revenue recognition have been met for each type of the Group’s activities as described below:

(a)	Sale of goods

Revenue is recognised when all the risks and rewards incidental to ownership of goods have been substantially transferred to the buyers with no more continuous management or control over the goods, the economic benefits associated with the transaction will flow to the Group, and the relevant revenue and cost can be reliably measured. Upon delivery of the products, the buyer has the right to sell products and takes the risks of any obsolescence and loss of the products.

(b)	Rendering of services

Revenue is recognised when service is completed and it is probable that the associated economic benefits will flow to the Group and its total revenue and cost can be reliably measured.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(22)	Government grants

Government grants refer to the monetary or non-monetary assets obtained by the Group from the government, including tax return, financial subsidy and etc.

Government grants are recognised when the grants can be received and the Group can comply with all attached conditions. If a government grant is a monetary asset, it will be measured at the amount received or receivable. If a government grant is a non-monetary asset, it will be measured at its fair value. If it is unable to obtain its fair value reliably, it will be measured at its nominal amount.

Government grants related to assets refer to government grants which are obtained by the Group for the purposes of purchase, construction or acquisition of the long-term assets. Government grants related to income refer to the government grants other than those related to assets.

Government grants related to assets will be recorded as deferred income and recognised evenly in profit or loss over the useful lives of the related assets. However, the government grants measured at their nominal amounts will be directly recorded in profit and loss for the current period.

Government grants related to income will be recorded as deferred income and recognised in profit or loss in the period in which the related expenses are recognised if the grants are intended to compensate for future expenses or losses, and otherwise recognised in profit or loss for the current period if the grants are used to compensate for expenses or losses that have been incurred.

(23)	Leases

A lease that transfers substantially all the risks and rewards incidental to ownership of an asset is a finance lease. An operating lease is a lease other than a finance lease.

Lease payments under an operating lease are recognised on a straight-line basis over the period of the lease, and are either capitalised as part of the cost of related assets, or charged as an expense for the current period.

Rental income from an operating lease is recognised on a straight-line basis over the period of the lease.

(24)	Profit distribution

Proposed profit distribution is recognised as a liability in the period in which it is approved by the Board of Directors’ meeting.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(25)	Preparation of consolidated financial statements

The consolidated financial statements comprise the financial statements of the Company and all of its subsidiaries.

Subsidiaries are consolidated from the date on which the Group obtains control and are de-consolidated from the date that such control ceases. For a subsidiary that is acquired in a business combination involving enterprises under common control, it is included in the consolidated financial statements from the date when it, together with the Company, comes under common control of the ultimate controlling party. The portion of the net profits realised before the combination date is presented separately in the consolidated income statement.

In preparing the consolidated financial statements, where the accounting policies and the accounting periods of the Company and subsidiaries are inconsistent, the financial statements of the subsidiaries are adjusted in accordance with the accounting policies and the accounting period of the Company. For subsidiaries acquired from business combinations involving enterprises not under common control, the individual financial statements of the subsidiaries are adjusted based on the fair value of the identifiable net assets at the acquisition date.

All significant intra-group balances, transactions and unrealised profits are eliminated in the consolidated financial statements. The portion of subsidiaries’ owners’ equity and the portion of subsidiaries’ net profits and losses and comprehensive incomes for the period not attributable to the Company are recognised as minority interests, net profit attributed to minority interests and total comprehensive incomes attributed to minority interests, and presented separately in the consolidated financial statements under owners’ equity, net profits and total comprehensive income respectively. Unrealised profits and losses resulting from the sale of assets by the Company to its subsidiaries are fully eliminated against net profit attributable to owners of the parent. Unrealised profits and losses resulting from the sale of assets by a subsidiary to the Company are eliminated and allocated between net profit attributable to owners of the parent and net profit attributed to minority interests in accordance with the allocation proportion of the parent in the subsidiary. Unrealised profits and losses resulting from the sale of assets by one subsidiary to another are eliminated and allocated between net profit attributable to owners of the parent and net profit attributed to minority interests in accordance with the allocation proportion of the parent in the subsidiary.

If the accounting treatment of a transaction is inconsistent in the financial statements at the Group level and at the Company or its subsidiary level, adjustment will be made from the perspective of the Group.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(26)	Critical accounting estimates and judgments

The Group continually evaluates the critical accounting estimates and key judgments applied based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The critical accounting estimates and key assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are outlined below:

(i)	Accounting estimates on impairment of goodwill

The Group tests annually whether goodwill has suffered any impairment. The recoverable amount of asset groups and groups of asset groups is the present value of the future cash flows expected to be derived from them. These calculations require use of estimates (Note 7(11)).

If management revises the gross margin that is used in the calculation of the future cash flows of asset groups and groups of asset groups, and the revised gross margin is lower than the one currently used, the Group would need to recognise further impairment against goodwill.

If management revises the pre-tax discount rate applied to the discounted cash flows, and the revised pre-tax discount rate is higher than the one currently applied, the Group would need to recognise further impairment against goodwill.

If the actual gross margin/pre-tax discount rate is higher/lower than management’s estimates, the impairment loss of goodwill previously provided for is not allowed to be reversed by the Group.

(ii)	Income taxes

The Group is subject to income taxes in numerous jurisdictions. There are some transactions and events for which the ultimate tax determination is uncertain during the ordinary course of business. Significant judgement is required from the Group in determining the provision for income taxes in each of these jurisdictions. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

5	Taxation

The main categories and rates of taxes applicable to the Group during the current year are set out below:

Type	Tax rate	Taxable base
Enterprise income tax (a)	25% and 20%	Taxable income

Value added tax (“VAT”) (b)	17%, 11%, 6% and others	Taxable value added amount (Tax payable is calculated using the taxable sales amount multiplied by the applicable tax rate less deductible VAT input of current period)

Business tax	5%	Taxable turnover amount

City maintenance and construction tax	7%, 5% and 1%	The payment amount of VAT and business tax

(a)	In 2016, 2015 and 2014, the enterprise income tax rates applicable to the Company and its subsidiaries are as follows:

(1)	The Company is a foreign-invested production enterprise set up in Pudong New Area, Shanghai. It was certificated as the hi-technology enterprise by Shanghai Science and Technology Committee in 2014 (valid for 3 years). According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2016, 2015 and 2014.

(2)	Shanghai Jixiang Automobile Roof Trimming Co., Ltd. (“Shanghai Jixiang Automobile”) is a domestic enterprise set up in Shanghai. It was certificated as the hi-technology enterprise by Shanghai Science and Technology Committee in 2012 (valid for 3 years) and 2015 (valid for 3 years), respectively. According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2016, 2015 and 2014.

(3)	Guangzhou Dongfeng Johnson Controls Automotive Seating Co., Ltd. (“Guangzhou Dongfeng Johnson Seating”) is a foreign-invested production enterprise set up in coastal economic development zone. It was certificated as the hi-technology enterprise by Guangzhou Province Science and Technology Agency in 2014. According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2016, 2015 and 2014.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

5	Taxation (Cont’d)

(a)	In 2016, 2015 and 2014, the enterprise income tax rates applicable to the Company and its subsidiaries are as follows (Cont’d):

(4)	Wuhu Johnson Controls Yunhe Automotive Seating Co., Ltd. (“Wuhu Johnson Yunhe”) is a foreign-invested manufacturing enterprise set up in Wuhu Economic and Technological Development Zone. It was certificated as the hi-technology enterprise by Department of Science and Technology of Anhui Province, Department of Finance of Anhui province, National Tax Bureau of Anhui Province and Local Tax Bureau of Anhui Province on 21 October 2016 (valid for 3 years). According to the Guo Shui Han (2009) No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate of Wuhu Johnson Yunhe is 15% in 2016.

(5)	Hefei Johnson Controls Yunhe Automotive Seating Co., Ltd. (“Hefei Yunhe Johnson”) is a foreign-invested manufacturing enterprise set up in Hefei Economic and Technological Development Zone. It was certificated as the hi-technology enterprise by Hefei Science and Technology Committee in 2012 (valid for 3 years) and 2015 (valid for 3 years), respectively. According to the Guo Shui Han (2009) No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate of Hefei Yunhe Johnson is 15% in 2016, 2015 and 2014.

(6)	Shenyang Yanfeng Johnson Controls Seating Co., Ltd. (“Shenyang Yanfeng Johnson Seating”) is a domestic enterprise set up in Shenyang. It was certificated as the hi-technology enterprise by Liaoning Office of Science and Technology in 2013 (valid for 3 years) and 2016 (valid for 3 years), respectively. According to the Guo Shui Han (2009) No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate of Shenyang Yanfeng Johnson Seating is 15% in 2016, 2015 and 2014.

(7)	Chongqing Yanfeng Adient Automotive Components Co., Ltd. (“Chongqing Yanfeng Adient”, formerly known as “Chongqing Yanfeng Johnson Controls Automotive Components Co., Ltd.”) is a foreign-invested manufacturing enterprise set up in Chongqing. It was certificated as the hi-technology enterprise for the first time in July 2010, then it was certificated as the hi-technology enterprise again through the review in October 2013 (valid until December 2015) and July 2016, respectively. According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in 2016, 2015 and 2014.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

5	Taxation (Cont’d)

(a)	In 2016, 2015 and 2014, the enterprise income tax rates applicable to the Company and its subsidiaries are as follows (Cont’d):

(8)	Daqing Yanfeng Adient Automotive Components Co., Ltd. (“Daqing Yanfeng Adient”, formerly known as “Daqing Yanfeng Jonhnson Controls Automotive Components Co., Ltd.”) is a domestic enterprise set up in Daqing in 2014. It was certificated as the hi-technology enterprise for the first time in 2015 (valid for 3 years). According to the Guo Shui Han (2009) No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate of Daqing Yanfeng Adient is 15% in 2016.

(9)	Chongqing Yanfeng Adient Fengao Automotive Components Co., Ltd. (“Chongqing Fengao”, formerly known as “Chongqing Yanfeng Johnson Controls Fengao Automotive Components Co., Ltd.”) is a domestic enterprise set up in Chongqing in 2015. Entitled to the preferential policy for development of the west regions, the applicable income tax rate of Chongqing Fengao is 15% in 2016.

(10)	Chengdu Yanfeng Adient Automotive Components Co., Ltd. (“Chengdu Yanfeng Adient”, formerly known as “Chengdu Yanfeng Johnson Controls Automotive Components Co., Ltd.”) is a domestic enterprise set up in Chengdu in 2016. Entitled to the preferential policy for development of the west regions, the applicable income tax rate of Chengdu Yanfeng Adient is 15% in 2016.

(11)	The applicable income tax rate of other domestic entities is 25% in year 2016, 2015 and 2014. And for Yanfeng Johnson Controls (Thailand) Co., Ltd., the applicable income tax is 20% in year 2016, 2015 and 2014.

(b)	Pursuant to the ‘Circular on the Overall Promotion of Pilot Program of Levying VAT in place of Business Tax’ (Cai Shui [2016] 36) jointly issued by the Ministry of Finance and the State Administration of Taxation, revenue from service leasing of the subsidiary of the Group is subject to VAT from 1 May 2016, and the applicable tax rate is 11%, while the business tax was 5% before then.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

6	Subsidiaries

(1)	Significant subsidiaries included in the consolidation scope as at 31 December 2016 are as follows:

	Place of registration	Registered capital	Nature of business and principal activities	% interest held by the Company		% voting right held by the Company
				Directly	Indirectly	Directly	Indirectly
Shenyang Yanfeng Johnson Seating	Shenyang	RMB 30,000,000	Develop, produce and sell automotive interior, automotive seating overhead systems and parts production and provide after-sale service. Self-management or agency of import and export of goods and technologies (excluding goods prohibited or restricted by the national authorities).	100%		100%
Yantai Yanfeng Johnson Controls Seating Co., Ltd.	Yantai	RMB 35,000,000	Production and sales of automotive seating assembly, parts and functional high molecule materials for automobile; import and export of goods and technologies.	100%		100%
Nanjing Yanfeng Johnson Controls Seating Co., Ltd.	Nanjing	RMB 45,000,000	Produce and sell automotive seating and provide after-sale service; import and export goods and service	60%		60%
Shanghai Yanfeng Johnson Controls Anting Seating Assembly Co., Ltd.	Shanghai	RMB 15,000,000	Design, develop, produce and sell automotive seating and provide after-sale service; import and export goods.	100%		100%
Chongqing Yanfeng Adient	Chongqing	USD 7,500,000	Design, produce and sale automotive seating, sunshades, auto roof trims and related parts and provide after-sale service.	50%		62.50%
Wuhan Yanfeng Johnson Controls Seating Co., Ltd.	Wuhan	RMB 45,000,000	Design, development, manufacture and sales of automotive seating, auto roof trims, sunshades, trim systems and related parts, provision of technical engineering service, import and export of goods (excluding goods prohibited or restricted by the national authorities).	100%		100%

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

6	Subsidiaries (Cont’d)

(1)	Significant subsidiaries included in the consolidation scope as at 31 December 2016 are as follows (Cont’d):

	Place of registration	Registered capital	Nature of business and principal activities	% interest held by the Company		% voting right held by the Company
				Directly	Indirectly	Directly	Indirectly
Ningbo Yanfeng Johnson Controls Seating Co., Ltd.	Ningbo	RMB 35,000,000	Design, development, manufacture and provision of technical engineering service of automotive seating, auto roof trims, sunshades, trim systems and related parts, sales of self-manufactured products, import and export of self-run and agent products and technologies (excluding goods and technologies prohibited or restricted by the national authorities).	100%		100%
Guangzhou Donfeng Johnson Seating	Guangzhou	USD 4,066,330	Design, production and processing of automotive seating assembly and relevant parts, sales of self-manufactured products.	50%		62.5%

(a) The newly established subsidiaries of the Group in 2016 included Ha’erbin Yanfeng Adient Automotive Components Co., Ltd, Chengdu Yanfeng Adient and Yanfeng Johnson GmbH. The newly established subsidiaries of the Group in 2015 included Yanfeng Johnson Controls America Seating, Inc., Chongqing Fengao. The newly established subsidiaries of the Group in 2014 included Nantong Yanfeng Johnson Controls Seating Components Co., Ltd., Langfang Yanfeng Johnson Controls Automotive Components Co., Ltd., Nanchang Yanfeng Johnson Controls Automotive Components Co., Ltd. and Hangzhou Yanfeng Johnson Controls Automotive Components Co., Ltd..

(b) In 2015, the Company disposed 50% equity interest of its subsidiary, Baoding Yanfeng Johnson Controls Seating Co., Ltd. to Great Wall Automobile Holding Co., Ltd..

(c) On 26 September 2014, the Company purchased 45% equity interest of its subsidiary Shanghai Johnson Controls Automotive Metal Components Co., Ltd. from JCI. After the acquisition, Shanghai Johnson Controls Automotive Metal Components Co., Ltd. became a wholly-owned subsidiary of the Company (Note 8(a)).

(d) On 21 February 2014, the Company’s former subsidiary Wuhan Johnson Controls Yunhe Automotive Seating Co., Ltd. was dissolved and liquidated.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

6	Subsidiaries (Cont’d)

(2)	Information of non-wholly-owned subsidiaries

Total profit attributable to minority shareholders for the year ended 31 December 2016	Dividends paid to minority interests for the year ended 31 December 2016	Accumulated minority interests as at 31 December 2016

320,615,336	291,750,289	549,306,952

Total profit attributable to minority shareholders for the year ended 31 December 2015 (Unaudited)	Dividends paid to minority interests for the year ended 31 December 2015 (Unaudited)	Accumulated minority interests as at 31 December 2015 (Unaudited)

305,579,715	214,045,114	521,158,841

Total profit attributable to minority shareholders for the year ended 31 December 2014	Dividends paid to minority interests for the year ended 31 December 2014	Accumulated minority interests as at 31 December 2014

187,580,051	170,346,785	444,472,126

There is no individually subsidiary with significant non-wholly-owned interest within the group. Considering all the subsidiaries are automobile industry related companies, their principal activities are production and sale of automotive parts as well as components and they all operate their business in China mainland, the summarised aggregated financial information for all the subsidiaries that have non-wholly-owned interests are set out below:

31 December 2016
Current assets	Non-current assets	Total assets	Current liabilities	Non-current liabilities	Total liabilities

6,094,461,705	1,056,890,738	7,151,352,443	5,884,416,455	18,133,103	5,902,549,558

31 December 2015 (Unaudited)
Current assets	Non-current assets	Total assets	Current liabilities	Non-current liabilities	Total liabilities

4,885,026,193	885,503,988	5,770,530,181	4,563,721,745	24,041,900	4,587,763,645

31 December 2014
Current assets	Non-current assets	Total assets	Current liabilities	Non-current liabilities	Total liabilities

4,424,732,193	835,075,697	5,259,807,890	4,196,754,935	33,892,988	4,230,647,923

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

6	Subsidiaries (Cont’d)

(2)	Information of non-wholly-owned subsidiaries (Cont’d)

2016
Revenue	Net profit	Total comprehensive income	Cash flows from operating activities

10,755,375,494	678,043,346	678,043,346	1,156,481,663

2015 (Unaudited)
Revenue	Net profit	Total comprehensive income	Cash flows from operating activities

10,509,628,494	647,904,303	647,904,303	224,033,364

2014
Revenue	Net profit	Total comprehensive income	Cash flows from operating activities

9,535,246,058	415,106,959	415,106,959	781,707,192

7	Notes to the consolidated financial statements

(1)	Cash at bank and on hand

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Cash on hand	21,513	26,270	43,942
Cash at bank	6,179,189,997	3,741,306,832	2,998,713,639
Other cash balances (a)	289,907,686	198,561,011	166,870,320

	6,469,119,196	3,939,894,113	3,165,627,901

(a) As at 31 December 2016, 2015 and 2014, 289,907,686, 198,561,011 and 166,719,551 is pledged as guarantee for the Group to issue notes payable of 325,076,774, 228,819,635 and 235,486,021 (Note 7(16)).

(2) Notes receivable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Bank acceptance notes	1,686,686,411	1,198,378,148	1,030,656,745

As at 31 December 2016, 2015 and 2014, notes receivable with amount of 152,544,483, 222,124,500 and 204,357,084 is pledged as guarantee for the Group to issue notes payable of 152,544,483, 221,724,500 and 206,071,468 (Note 7(16)).

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(3)	Accounts receivable and other receivables

(a)	Accounts receivable

	31 December 2015 (Unaudited)			31 December 2016
Accounts receivable	5,713,997,765			5,932,536,523

		Increase in the current year	Decrease in the current year
Less: Provision for bad debts	(16,968,425)	(63,787,666)	25,636	(80,730,455)

	5,697,029,340			5,851,806,068

	31 December 2014			31 December 2015 (Unaudited)
Accounts receivable	4,698,378,707			5,713,997,765

		Increase in the current year	Decrease in the current year
Less: Provision for bad debts	(9,928,095)	(7,056,982)	16,652	(16,968,425)

	4,688,450,612			5,697,029,340

	31 December 2013			31 December 2014
Accounts receivable	4,508,391,003			4,698,378,707

		Increase in the current year	Decrease in the current year
Less: Provision for bad debts	(9,732,869)	(713,560)	518,334	(9,928,095)

	4,498,658,134			4,688,450,612

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(3)	Accounts receivable and other receivables (Cont’d)

(a)	Accounts receivable (Cont’d)

The aging of accounts receivable and related provisions for bad debts are analysed below:

	31 December 2016			31 December 2015 (Unaudited)				31 December 2014
	Amount	% of total balance	Provision for bad debts	Amount	% of total balance	Provision for bad debts	Amount	% of total balance	Provision for bad debts
Within 1 year	5,817,926,740	98.06%	(19,287,472)	5,442,373,758	95.25%	(2,415,833)	4,658,158,997	99.14%	(806,662)
1 to 2 years	28,484,340	0.48%	(8,404,214)	244,636,126	4.28%	(3,379,236)	32,565,341	0.69%	(3,305,603)
2 to 3 years	66,184,420	1.12%	(33,097,746)	19,388,759	0.34%	(3,784,961)	2,220,905	0.05%	(463,760)
Over 3 years	19,941,023	0.34%	(19,941,023)	7,599,122	0.13%	(7,388,395)	5,433,464	0.12%	(5,352,070)

	5,932,536,523	100.00%	(80,730,455)	5,713,997,765	100.00%	(16,968,425)	4,698,378,707	100.00%	(9,928,095)

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(3)	Accounts receivable and other receivables (Cont’d)

(b)	Other receivables

	31 December 2015 (Unaudited)			31 December 2016
Related party cash pool lending	—			150,982,542
Receivables for modules paid-on- behalf of others	147,645,565			102,700,877
Deposits	50,064,467			53,632,667
Receivables from sales of fixed assets	4,226			653,120
Receivables from equity transfer	21,500,000			—
Others	10,305,418			10,944,572

	229,519,676			318,913,778

		Increase in the current year	Decrease in the current year
Less: Provision for bad debts	(945,749)	(2,182,721)	—	(3,128,470)

	228,573,927			315,785,308

	31 December 2014			31 December 2015 (Unaudited)
Receivables for modules paid-on- behalf of others	200,755,931			147,645,565
Deposits	32,193,079			50,064,467
Receivables from equity transfer	—			21,500,000
Receivables from sales of fixed assets	160,032,610			4,226
Related party cash pool lending	50,646,471			—
Others	21,779,364			10,305,418

	465,407,455			229,519,676

		Increase in the current year	Decrease in the current year
Less: Provision for bad debts	(946,189)	—	440	(945,749)

	464,461,266			228,573,927

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(3)	Accounts receivable and other receivables (Cont’d)

(b)	Other receivables (Cont’d)

	31 December 2013			31 December 2014
Receivables for modules paid-on- behalf of others	81,666,069			200,755,931
Receivables from sales of fixed assets	160,193,792			160,032,610
Related party cash pool lending	—			50,646,471
Deposits	50,363,255			32,193,079
Receivables from equity transfer	30,909,408			—
Others	45,402,205			21,779,364

	368,534,729			465,407,455

		Increase in the current year	Decrease in the current year
Less: Provision for bad debts	(934,051)	(12,138)	—	(946,189)

	367,600,678			464,461,266

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(3)	Accounts receivable and other receivables (Cont’d)

(b)	Other receivables (Cont’d)

Other receivables and related provisions for bad debts are analysed below:

	31 December 2016			31 December 2015 (Unaudited)			31 December 2014
	Amount	% of total balance	Provision for bad debts	Amount	% of total balance	Provision for bad debts	Amount	% of total balance	Provision for bad debts
Within 1 year	254,354,215	79.76%	(2,194,859)	196,262,868	85.51%	—	288,793,103	62.05%	(12,138)
1 to 2 years	42,589,819	13.35%	—	24,176,246	10.53%	(12,138)	171,149,988	36.77%	(440)
2 to 3 years	15,068,384	4.72%	—	4,745,088	2.07%	—	3,385,685	0.73%	—
Over 3 years	6,901,360	2.17%	(933,611)	4,335,474	1.89%	(933,611)	2,078,679	0.45%	(933,611)

	318,913,778	100.00%	(3,128,470)	229,519,676	100.00%	(945,749)	465,407,455	100.00%	(946,189)

(4)	Advances to suppliers

The ageing of advances to suppliers is analysed as follows:

	31 December 2016		31 December 2015 (Unaudited)		31 December 2014
	Amount	% of total balance	Amount	% of total balance	Amount	% of total balance
Within 1 year	115,464,553	95.98%	125,531,008	96.47%	151,640,917	93.19%
1 to 2 years	1,769,829	1.47%	2,941,987	2.26%	8,693,203	5.34%
2 to 3 years	1,516,302	1.26%	132,283	0.10%	2,382,755	1.47%
Over 3 years	1,555,765	1.29%	1,521,765	1.17%	—	—

	120,306,449	100.00%	130,127,043	100.00%	162,716,875	100.00%

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(5)	Inventories

	31 December 2015 (Unaudited)			31 December 2016
Cost -
Raw materials	422,758,307			552,763,560
Work in progress	21,343,381			36,748,461
Finished goods	290,728,598			234,736,592

	734,830,286			824,248,613

Less: Provision for declines in the value of inventories		Reversal in the current year	Write-off in the current year
Raw materials	(28,454,633)	1,030,809	3,606,294	(23,817,530)
Work in progress	(873,759)	839,603	2,492	(31,664)
Finished goods	(4,299,218)	365,260	1,213,204	(2,720,754)

	(33,627,610)	2,235,672	4,821,990	(26,569,948)

	701,202,676			797,678,665

	31 December 2014			31 December 2015 (Unaudited)
Cost -
Raw materials	495,782,759			422,758,307
Work in progress	32,424,927			21,343,381
Finished goods	147,067,879			290,728,598

	675,275,565			734,830,286

Less: Provision for declines in the value of inventories		(Accrual Reversal in the current year )/	Write-off in the current year
Raw materials	(31,190,832)	(1,708,382)	4,444,581	(28,454,633)
Work in progress	(805,118)	22,032	(90,673)	(873,759)
Finished goods	(5,164,390)	(637,187)	1,502,359	(4,299,218)

	(37,160,340)	(2,323,537)	5,856,267	(33,627,610)

	638,115,225			701,202,676

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(5)	Inventories (Cont’d)

	31 December 2013			31 December 2014
Cost -
Raw materials	504,552,628			495,782,759
Work in progress	21,841,835			32,424,927
Finished goods	131,202,783			147,067,879

	657,597,246			675,275,565

Less: Provision for declines in the value of inventories		(Accrual Reversal in the current year )/	Write-off in the current year
Raw materials	(31,728,613)	(1,724,450)	2,262,231	(31,190,832)
Work in progress	(1,248,134)	443,016	—	(805,118)
Finished goods	(2,500,283)	(2,664,107)	—	(5,164,390)

	(35,477,030)	(3,945,541)	2,262,231	(37,160,340)

	622,120,216			638,115,225

(6)	Other current assets

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Input VAT to be deducted	151,229,616	31,452,580	42,212,988
Prepaid income tax	9,441,318	6,094,030	7,158,847
Related party entrusted loans (Note 9(4(e)))	—	315,000,000	—
Others	41,426	163,060	342,901

	160,712,360	352,709,670	49,714,736

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(7)	Long-term equity investments

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Associates (a)	140,094,694	108,432,277	76,331,842
Joint venture (b)	50,160,580	50,320,716	—

	190,255,274	158,752,993	76,331,842
Less: Provision for impairment of long-term equity investments	—	—	—

	190,255,274	158,752,993	76,331,842

(a)	Associates

Investments in associates are set out below:

31 December 2015 (Unaudited)	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2016
108,432,277	—	54,179,667	(22,517,250)	140,094,694

31 December 2014	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2015 (Unaudited)
76,331,842	—	40,365,585	(8,265,150)	108,432,277

31 December 2013	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2014
62,434,370	—	13,897,472	—	76,331,842

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(7)	Long-term equity investments (Cont’d)

(a)	Associates (Cont’d)

General information of significant associates:

	Major business location	Place of registration	Nature of business	Interest held	Whether strategic to the Group’s activities
Wuhan Taiji Johnson Controls Seating Co., Ltd. (“Wuhan Taiji”) (i)	Wuhan	Wuhan	Design, develop, produce and process auto key parts; sell the produced parts and provide after-sale service	20.00%	Yes
Dongfeng Johnson Automotive Seating Co., Ltd. (“Dongfeng Johnson Seating”)	Wuhan	Wuhan	Design, develop, produce and process auto key parts; sell the produced parts and provide after-sale service	50.00%	Yes

(i) The Company holds 20% of the ownership interesting of, and the decisions on Wuhan Taiji’s relevant activities are made by the Board of Directors. As the Company has the right to designate 1 out of total 7 board members in Wuhan Taiji, the Company has the voting rights of 14.29% in Wuhan Taiji.

(b)	Joint venture

Investments in joint ventures are set out below:

31 December 2015 (Unaudited)	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2016
50,320,716	—	(160,136)	—	50,160,580

31 December 2014	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2015 (Unaudited)
—	62,298,600	93,521	(12,071,405)	50,320,716

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(7)	Long-term equity investments (Cont’d)

(b)	Joint venture (Cont’d)

General information of significant joint venture:

	Major business location	Place of registration	Nature of business	Interest held	Whether strategic to the Group’s activities
CRH Shenyang	Shenyang	Shenyang	Design, develop, manufacture, sell auto seats frame and relevant parts; provide after-sale service; import and export goods (exclude those forbidden by the State or restricted by imports and exports).	50.00%	Yes

On 30 September 2015, the Company acquired 50% of the equity interest of CRH Shenyang from Johnson Controls Solingen Beteiligungs GmbH with the consideration of USD 9,800,000. After the acquisition, the Company owned 50% equity interest of CRH Shenyang, which is treated as a joint venture company.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(8)	Fixed assets

	Buildings	Machinery and equipment	Motor vehicles	Computers and electronic equipment and office equipment	Tooling	Total
Cost
31 December 2015 (Unaudited)	806,451,196	1,578,270,298	11,203,963	257,206,427	163,297,902	2,816,429,786
Transfer from construction in progress	34,002,825	223,872,862	1,093,938	—	46,014,855	304,984,480
Other increase in the current year	—	—	—	38,872,721	—	38,872,721
Decrease in the current year	(9,484,015)	(80,492,536)	(1,568,282)	(24,154,674)	(30,838,177)	(146,537,684)
Transfer to long-term prepaid expenses	(20,102,952)	(1,221,416)	—	(5,128)	—	(21,329,496)
Cost adjustment	(33,346,512)	(5,408,656)	—	(1,349,765)	—	(40,104,933)
Reclassification	(11,707,567)	34,275,909	(3,890,694)	(12,812,940)	(5,864,708)	—

31 December 2016	765,812,975	1,749,296,461	6,838,925	257,756,641	172,609,872	2,952,314,874

Accumulated depreciation
31 December 2015 (Unaudited)	(143,920,692)	(625,119,801)	(7,718,351)	(144,230,691)	(113,372,889)	(1,034,362,424)
Increase in the current year	(49,375,221)	(183,487,123)	(1,512,307)	(40,831,996)	(35,416,622)	(310,623,269)
Decrease in the current year	2,039,813	62,145,418	1,371,317	22,879,917	24,134,045	112,570,510
Transfer to long-term prepaid expenses	3,121,358	190,889	—	1,140	—	3,313,387
Reclassification	5,600,959	(18,396,550)	1,459,163	7,757,857	3,578,571	—

31 December 2016	(182,533,783)	(764,667,167)	(6,400,178)	(154,423,773)	(121,076,895)	(1,229,101,796)

Provision for impairment loss
31 December 2015 (Unaudited)	—	(3,168,540)	—	—	(753,177)	(3,921,717)
Decrease in the current year	—	52,424	—	—	469,593	522,017

31 December 2016	—	(3,116,116)	—	—	(283,584)	(3,399,700)

Net book value
31 December 2016	583,279,192	981,513,178	438,747	103,332,868	51,249,393	1,719,813,378

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(8)	Fixed assets (Cont’d)

	Buildings	Machinery and equipment	Motor vehicles	Computers and electronic equipment and office equipment	Tooling	Total
Cost
31 December 2014	664,843,579	1,402,641,847	11,092,134	219,404,616	143,136,647	2,441,118,823
Transfer from construction in progress	141,831,535	306,246,174	1,525,343	61,610,827	40,643,272	551,857,151
Other increase in the current year	53,000	24,471	—	454,101	159,025	690,597
Decrease in the current year	(276,918)	(105,538,409)	(1,413,514)	(21,053,528)	(20,641,042)	(148,923,411)
Transfer to construction in progress	—	(25,103,785)	—	(3,209,589)	—	(28,313,374)

31 December 2015 (Unaudited)	806,451,196	1,578,270,298	11,203,963	257,206,427	163,297,902	2,816,429,786

Accumulated depreciation
31 December 2014	(103,659,542)	(556,410,903)	(6,757,457)	(126,368,066)	(106,393,288)	(899,589,256)
Increase in the current year	(40,528,317)	(159,961,886)	(1,953,950)	(36,015,268)	(22,608,860)	(261,068,281)
Decrease in the current year	267,167	72,123,397	993,056	17,255,175	15,629,259	106,268,054
Transfer to construction in progress	—	19,129,591	—	897,468	—	20,027,059

31 December 2015 (Unaudited)	(143,920,692)	(625,119,801)	(7,718,351)	(144,230,691)	(113,372,889)	(1,034,362,424)

Provision for impairment loss
31 December 2014	—	(3,363,932)	—	—	(1,023,466)	(4,387,398)
Decrease in the current year	—	195,392	—	—	270,289	465,681

31 December 2015 (Unaudited)	—	(3,168,540)	—	—	(753,177)	(3,921,717)

Net book value
31 December 2015 (Unaudited)	662,530,504	949,981,957	3,485,612	112,975,736	49,171,836	1,778,145,645

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(8)	Fixed assets (Cont’d)

	Buildings	Machinery and equipment	Motor vehicles	Computers and electronic equipment and office equipment	Tooling	Total
Cost
31 December 2013	519,463,143	1,358,811,728	10,844,001	173,411,318	147,725,780	2,210,255,970
Transfer from construction in progress	145,122,080	331,208,637	3,523,355	64,807,963	45,480,626	590,142,661
Other increase in the current year	15,001,081	6,465,285	210,256	3,923,914	1,395,301	26,995,837
Decrease in the current year	(14,742,725)	(293,843,803)	(3,485,478)	(22,738,579)	(51,465,060)	(386,275,645)

31 December 2014	664,843,579	1,402,641,847	11,092,134	219,404,616	143,136,647	2,441,118,823

Accumulated depreciation
31 December 2013	(77,872,259)	(568,593,538)	(7,193,895)	(105,554,851)	(117,369,709)	(876,584,252)
Increase in the current year	(29,531,678)	(127,840,535)	(1,870,214)	(32,105,787)	(20,692,286)	(212,040,500)
Decrease in the current year	3,744,395	140,023,170	2,306,652	11,292,572	31,668,707	189,035,496

31 December 2014	(103,659,542)	(556,410,903)	(6,757,457)	(126,368,066)	(106,393,288)	(899,589,256)

Provision for impairment loss
31 December 2013	—	(4,916,956)	—	(20,821)	(1,151,027)	(6,088,804)
Decrease in the current year	—	1,553,024	—	20,821	127,561	1,701,406

31 December 2014	—	(3,363,932)	—	—	(1,023,466)	(4,387,398)

Net book value
31 December 2014	561,184,037	842,867,012	4,334,677	93,036,550	35,719,893	1,537,142,169

31 December 2013	441,590,884	785,301,234	3,650,106	67,835,646	29,205,044	1,327,582,914

In 2016, 2015 and 2014, the amount of depreciation expense charged to cost of sales were 246,862,381, 213,440,384 and 178,646,061, respectively.

In 2016, 2015 and 2014, the amount of depreciation expense charged to selling expenses were 24,687, 14,910 and 512, respectively.

In 2016, 2015 and 2014, the amount of depreciation expense charged to general and administrative expenses were 63,736,201, 47,612,987 and 33,393,927, respectively.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(9)	Construction in progress

Project name	31 December 2015 (Unaudited)	Increase in the current year	Transfer to fixed assets	Transfer to long-term prepaid expenses	31 December 2016
Building and improvements	118,710,057	90,173,145	(34,002,825)	(21,361,808)	153,518,569
Machinery and equipment	167,382,588	278,237,083	(223,872,862)	(4,803,825)	216,942,984
Other projects	48,313,183	70,846,066	(47,108,793)	(288,886)	71,761,570

	334,405,828	439,256,294	(304,984,480)	(26,454,519)	442,223,123
Including: Capitalised borrowing cost	—	—	—	—	—

Less: Provision for impairment of construction in progress	—	—	—	—	—

	334,405,828	439,256,294	(304,984,480)	(26,454,519)	442,223,123

Project name	31 December 2014	Increase in the current year	Transfer from fixed assets	Transfer to fixed assets	Transfer to long-term prepaid expenses	Decrease in the current year	31 December 2015 (Unaudited)
Building and improvements	203,185,882	80,800,335	—	(141,831,535)	(22,146,220)	(1,298,405)	118,710,057
Machinery and equipment	221,606,083	267,408,574	5,974,194	(306,246,174)	(10,538,111)	(10,821,978)	167,382,588
Other projects	60,230,565	89,964,495	2,312,121	(103,779,442)	(35,100)	(379,456)	48,313,183

	485,022,530	438,173,404	8,286,315	(551,857,151)	(32,719,431)	(12,499,839)	334,405,828
Including: Capitalised borrowing cost	—	—	—	—	—	—	—

Less: Provision for impairment of construction in progress	—	—	—	—	—	—	—

	485,022,530	438,173,404	8,286,315	(551,857,151)	(32,719,431)	(12,499,839)	334,405,828

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(9)	Construction in progress (Cont’d)

Name of projects	31 December 2013	Increase in the current year	Transfer to fixed assets	Transfer to long-term prepaid expenses	31 December 2014
Building and improvements	100,579,204	325,973,833	(145,122,080)	(78,245,075)	203,185,882
Machinery and equipment	289,380,413	274,864,503	(331,208,637)	(11,430,196)	221,606,083
Other projects	63,260,774	110,781,735	(113,811,944)	—	60,230,565

	453,220,391	711,620,071	(590,142,661)	(89,675,271)	485,022,530
Including: Capitalised borrowing cost	1,384,961	—	(1,384,961)	—	—

Less: Provision for impairment of construction in progress	—	—	—	—	—

	453,220,391	711,620,071	(590,142,661)	(89,675,271)	485,022,530

(10)	Intangible assets

	Cost	31 December 2015 (Unaudited)	Increase in the current year	Decrease in the current year	Amortisation charged in the current year	31 December 2016	Accumulated amortisation
Land use rights	306,589,892	252,203,150	30,335,209	(11,960,599)	(7,359,588)	263,218,172	(43,371,720)
Patents	495,000	335,055	—	—	(36,166)	298,889	(196,111)
Software	142,802,642	37,601,027	16,866,097	—	(23,405,427)	31,061,697	(111,740,945)
Customer relationship	825,411,900	—	—	—	—	—	(825,411,900)

	1,275,299,434	290,139,232	47,201,306	(11,960,599)	(30,801,181)	294,578,758	(980,720,676)

Less: Provision for impairment of intangible assets		—	—	—		—

		290,139,232	47,201,306	(11,960,599)		294,578,758

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(10)	Intangible assets (Cont’d)

	Cost	31 December 2014	Increase in the current year	Decrease in the current year	Amortisation charged in the current year	31 December 2015 (Unaudited)	Accumulated amortisation
Land use rights	289,794,984	258,532,985	—	—	(6,329,835)	252,203,150	(37,591,834)
Patents	495,000	375,666	—	—	(40,611)	335,055	(159,945)
Software	125,936,545	29,698,801	26,618,345	(69,044)	(18,647,075)	37,601,027	(88,335,518)
Customer relationship	825,411,900	73,663,625	—	—	(73,663,625)	—	(825,411,900)

	1,241,638,429	362,271,077	26,618,345	(69,044)	(98,681,146)	290,139,232	(951,499,197)

Less: Provision for impairment of intangible assets		—	—	—		—

		362,271,077	26,618,345	(69,044)		290,139,232

	Cost	31 December 2013	Increase in the current year	Decrease in the current year	Amortisation charged in the current year	31 December 2014	Accumulated amortisation
Land use rights	289,798,854	256,297,708	8,914,858	—	(6,679,581)	258,532,985	(31,265,869)
Patents	495,000	411,833	—	—	(36,167)	375,666	(119,334)
Software	103,367,028	17,985,768	26,959,569	(658,658)	(14,587,878)	29,698,801	(73,668,227)
Customer relationship	848,841,900	313,095,108	—	—	(239,431,483)	73,663,625	(775,178,275)

	1,242,502,782	587,790,417	35,874,427	(658,658)	(260,735,109)	362,271,077	(880,231,705)

Less: Provision for impairment of intangible assets		—	—	—		—

		587,790,417	35,874,427	(658,658)		362,271,077

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(11) Goodwill

	31 December 2015 (Unaudited)	Increase in the current year	Decrease in the current year	31 December 2016
Goodwill	71,566,642	—	—	71,566,642
Less: Provision for impairment	—	—	—	—

	71,566,642	—	—	71,566,642

	31 December 2014	Increase in the current year	Decrease in the current year	31 December 2015 (Unaudited)
Goodwill	71,566,642	—	—	71,566,642
Less: Provision for impairment	—	—	—	—

	71,566,642	—	—	71,566,642

	31 December 2013	Increase in the current year	Decrease in the current year	31 December 2014
Goodwill	71,566,642	—	—	71,566,642
Less: Provision for impairment	—	—	—	—

	71,566,642	—	—	71,566,642

The recoverable amount of asset groups and groups of asset groups is calculated using the estimated cash flows determined according to the five-year budget approved by management. The cash flows beyond the five-year period are calculated based on the following estimated growth rates.

The main assumptions applied in calculating discounted future cash flows are as follows:

Growth rate	12.0%
Gross margin	20.0%
Discount rate	17.0%

The weighted average growth rates applied by management are consistent with those estimated in the industry reports, and do not exceed the long-term average growth rates of each product. Management determines budgeted gross margin based on past experience and forecast on future market development. The discount rates used by management are the pre-tax interest rates that are able to reflect the risks specific to the related asset groups and groups of asset groups. The above assumptions are used to assess the recoverable amount of respective groups within the corresponding operating segment.

(12)	Long-term prepaid expenses

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Improvements to fixed assets held under operating leases	182,621,388	179,174,199	189,829,072
Software	147,650	584,334	2,509,712
Others	13,259,203	15,358,365	10,217,240

	196,028,241	195,116,898	202,556,024

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(13)	Deferred tax assets and deferred tax liabilities

(a)	Deferred tax assets

	31 December 2016		31 December 2015 (Unaudited)		31 December 2014
	Deferred tax assets	Deductible temporary difference	Deferred tax assets	Deductible temporary difference	Deferred tax assets	Deductible temporary difference
Provisions for asset impairment	19,481,023	113,203,687	9,560,137	55,463,501	9,969,371	52,422,022
Depreciation of fixed assets	3,190,153	17,038,480	4,477,205	21,513,376	6,666,212	26,732,055
Accrued expenses, accounts receivable and accounts payable	778,137,801	3,919,738,157	502,335,531	2,486,895,028	288,981,601	1,454,697,632
Accrued payroll	27,160,131	168,946,288	19,049,565	119,149,427	16,308,003	107,641,939
Deductible losses	1,639,537	6,558,148	8,975,147	35,900,585	11,817,121	47,268,490
Deferred income	1,770,896	7,083,583	1,719,295	7,402,636	1,360,000	5,440,000
Amortisation of intangible assets	—	—	—	—	730,101	2,920,405

	831,379,541	4,232,568,343	546,116,880	2,726,324,553	335,832,409	1,697,122,543

Including:
Expected to be recovered within one year (inclusive)	827,442,771		538,515,249		318,540,723
Expected to be recovered after one year	3,936,770		7,601,631		17,291,686

	831,379,541		546,116,880		335,832,409

(b)	Deductible temporary differences and deductible losses that are not recognised as deferred tax assets are analysed as follows:

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Deductible temporary differences	28,817,623	—	—
Deductible losses	16,702,985	4,495,525	7,609,676

	45,520,608	4,495,525	7,609,676

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(13)	Deferred tax assets and deferred tax liabilities (Cont’d)

(c)	Deductible losses that are not recognised as deferred tax assets will be expired as follows:

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Within 1 year	—	4,495,525	3,114,151
Between 1 to 2 years	—	—	4,495,525
Between 2 to 3 years	—	—	—
Between 3 to 4 years	—	—	—
Over 4 years	16,702,985	—	—

	16,702,985	4,495,525	7,609,676

(d)	Deferred tax liabilities

	31 December 2016		31 December 2015 (Unaudited)		31 December 2014
	Deferred tax liabilities	Taxable temporary difference	Deferred tax liabilities	Taxable temporary difference	Deferred tax liabilities	Taxable temporary difference
Business combinations involving enterprises not under common control	—	—	—	—	18,485,081	73,940,324
Depreciation of fixed assets	—	—	241,500	965,999	114,812	459,248

	—	—	241,500	965,999	18,599,893	74,399,572

Including:
Expected to be recovered within one year (inclusive)	—		241,500		18,599,893
Expected to be recovered after one year	—		—		—

	—		241,500		18,599,893

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(14)	Other non-current assets

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Prepayment for equipment	39,899,868	50,533,076	30,967,176
Rental deposits	17,561,824	19,798,915	22,042,460
Prepayment for land use right	—	29,455,609	—

	57,461,692	99,787,600	53,009,636

(15)	Short-term borrowings

	Currency	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Unsecured	RMB	408,884,232	75,000,000	100,000,000

As at 31 December 2016, 2015 and 2014, the weighted average interest rate of short-term borrowings is 4.38%, 6.02% and 6.43% per annum, respectively.

(16)	Notes payable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Bank acceptance notes	666,979,006	457,179,867	441,557,489

As at 31 December 2016, 2015 and 2014, bank acceptance notes of 325,076,774, 228,819,635 and 235,486,021 were secured with bank deposits of 289,907,686, 198,561,011 and 166,719,551 (Note 7(1)).

As at 31 December 2016, 2015 and 2014, bank acceptance notes of 152,544,483, 221,724,500 and 206,071,468 were secured with notes receivable of 152,544,483, 222,124,500 and 204,357,084 (Note 7(2)).

(17)	Accounts payable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Within 1 year	9,748,879,362	8,346,912,180	6,459,349,263
1 to 2 years	85,196,150	108,949,525	40,263,804
2 to 3 years	22,907,089	9,008,700	7,786,083
Over 3 years	3,151,224	4,009,058	3,120,497

	9,860,133,825	8,468,879,463	6,510,519,647

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(18)	Employee benefits payable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Short-term employee benefits payable (a)	771,593,541	606,859,311	538,637,755
Defined contribution plans payable (b)	21,367,180	14,293,502	9,950,804

	792,960,721	621,152,813	548,588,559

(a)	Short-term employee benefits payable

	31 December 2015 (Unaudited)	Increase in the current year	Decrease in the current year	31 December 2016
Wages and salaries, bonus, allowances and subsidies	295,220,972	1,431,467,945	(1,315,012,971)	411,675,946
Staff welfare	—	114,470,992	(114,470,992)	—
Social security contributions	9,116,375	66,392,937	(66,045,693)	9,463,619

Including: Medical insurance	4,891,372	58,270,190	(55,864,988)	7,296,574
Work injury insurance	665,975	5,273,526	(5,180,324)	759,177
Maternity insurance	3,559,028	2,849,221	(5,000,381)	1,407,868

Housing funds	7,865,810	80,420,576	(76,883,388)	11,402,998
Labour union funds and employee education funds	17,081,193	29,525,357	(24,380,454)	22,226,096
Other short-term employee benefits	318,558	1,037,775	(646,492)	709,841
Staff welfare and incentive funds	277,256,403	48,743,593	(9,884,955)	316,115,041

	606,859,311	1,772,059,175	(1,607,324,945)	771,593,541

	31 December 2014	Increase in the current year	Decrease in the current year	31 December 2015 (Unaudited)
Wages and salaries, bonus, allowances and subsidies	260,619,279	1,132,303,027	(1,097,701,334)	295,220,972
Staff welfare	—	87,717,100	(87,717,100)	—
Social security contributions	14,377,485	83,877,705	(89,138,815)	9,116,375

Including: Medical insurance	7,372,363	71,839,820	(74,320,811)	4,891,372
Work injury insurance	2,255,176	4,984,132	(6,573,333)	665,975
Maternity insurance	4,749,946	7,053,753	(8,244,671)	3,559,028

Housing funds	9,213,678	95,555,097	(96,902,965)	7,865,810
Labour union funds and employee education funds	16,874,496	25,619,638	(25,412,941)	17,081,193
Other short-term employee benefits	1,086,076	3,157,495	(3,925,013)	318,558
Staff welfare and incentive funds	236,466,741	45,146,630	(4,356,968)	277,256,403

	538,637,755	1,473,376,692	(1,405,155,136)	606,859,311

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(18)	Employee benefits payable (Cont’d)

(a)	Short-term employee benefits payable (Cont’d)

	31 December 2013	Increase in the current year	Decrease in the current year	31 December 2014
Wages and salaries, bonus, allowances and subsidies	226,914,167	1,130,907,576	(1,097,202,464)	260,619,279
Staff welfare	—	28,970,535	(28,970,535)	—
Social security contributions	12,057,713	67,536,120	(65,216,348)	14,377,485

Including: Medical insurance	6,641,342	57,526,220	(56,795,199)	7,372,363
Work injury insurance	1,965,662	3,900,702	(3,611,188)	2,255,176
Maternity insurance	3,450,709	6,109,198	(4,809,961)	4,749,946

Housing funds	5,512,519	69,194,114	(65,492,955)	9,213,678
Labour union funds and employee education funds	14,494,462	25,723,259	(23,343,225)	16,874,496
Other short-term employee benefits	161,052	2,419,505	(1,494,481)	1,086,076
Staff welfare and incentive funds	197,913,333	45,375,460	(6,822,052)	236,466,741

	457,053,246	1,370,126,569	(1,288,542,060)	538,637,755

In accordance with the Circular on Accounting Treatment of Enterprises Following the Implementation of the Company Law (Cai Qi [2006]67) issued by the Ministry of Finance on 15 March 2006, if the board of directors determines to continue the accrual for the staff welfare and incentive fund, the Company should specify the purposes of the fund, and the conditions and procedures for using the fund. The fund should be managed as a liability.

(b)	Defined contribution plans payable

	2016
	Amount payable	Ending balance
Basic pensions	147,378,646	19,608,691
Unemployment insurance	7,715,280	1,758,489

	155,093,926	21,367,180

	2015 (Unaudited)
	Amount payable	Ending balance
Basic pensions	151,997,339	13,380,326
Unemployment insurance	10,391,553	913,176

	162,388,892	14,293,502

	2014
	Amount payable	Ending balance
Basic pensions	108,658,194	6,489,804
Unemployment insurance	8,206,064	3,461,000

	116,864,258	9,950,804

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(19)	Taxes payable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Enterprise income tax payable	439,098,114	302,092,879	194,557,016
Unpaid VAT	237,394,873	223,572,378	179,644,760
Withholding individual income tax payable	8,695,828	9,871,414	5,188,415
Others	24,057,989	24,484,878	27,965,300

	709,246,804	560,021,549	407,355,491

(20)	Other payables

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Accrued expenses	1,945,410,740	1,270,897,055	1,353,331,749
Modules fee payables	202,794,863	88,193,425	60,145,386
Payables for purchase of property, plant and equipment	84,347,957	40,303,467	108,869,302
Service fee payables	50,534,097	62,195,223	19,364,734
Other payables paid-on-behalf of the Group by others	18,096,164	33,294,050	60,349,267
Transportation fee payables	10,582,666	2,809,094	400,571
Others	42,590,973	48,498,097	50,345,494

	2,354,357,460	1,546,190,411	1,652,806,503

(21)	Long-term borrowings

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Unsecured	13,505,000	18,903,000	24,301,000
Less: Current portion of long- term borrowings	(5,398,000)	(5,398,000)	(5,398,000)

	8,107,000	13,505,000	18,903,000

As at 31 December 2016, 2015 and 2014, the weighted average interest rate of long-term borrowings is 5.15%, 6.15% and 6.55% per annum, respectively.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(22)	Surplus reserve

	31 December 2015 (Unaudited)	Increase in the current year	Decrease in the current year	31 December 2016
Reserve Fund	130,929,416	15,891,180	—	146,820,596
Enterprise Expansion Fund	198,133,636	31,782,360	—	229,915,996

	329,063,052	47,673,540	—	376,736,592

	31 December 2014	Increase in the current year	Decrease in the current year	31 December 2015 (Unaudited)
Reserve Fund	116,186,069	14,743,347	—	130,929,416
Enterprise Expansion Fund	168,646,941	29,486,695	—	198,133,636

	284,833,010	44,230,042	—	329,063,052

	31 December 2013	Increase in the current year	Decrease in the current year	31 December 2014
Reserve Fund	103,413,601	14,962,268	(2,189,800)	116,186,069
Enterprise Expansion Fund	138,722,405	29,924,536	—	168,646,941

	242,136,006	44,886,804	(2,189,800)	284,833,010

In accordance with the Law of the PRC on Chinese Foreign Equity Joint Ventures and the Company’s Articles of Association, the Company appropriated 15,891,180, 14,743,347 and 14,962,268 to Reverse Fund for the years of 2016, 2015 and 2014, respectively, and 31,782,360, 29,486,695 and 29,924,536 to the Enterprise Expansion Fund for the years of 2016, 2015 and 2014, respectively.

(23)	Undistributed profits

In accordance with the resolution at the Board of Directors’ meeting dated on 5 May 2016, 7 August 2015 and 12 May 2014, the Company proposed a dividend in the amount of 1,385,874,680, 1,406,453,166 and 1,413,873,089 to the investors, respectively.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(24)	Revenue and cost of sales

	2016		2015 (Unaudited)		2014
	Revenue	Cost of sales	Revenue	Cost of sales	Revenue	Cost of sales
Revenue from main operations
- sales of automotive spare parts	28,543,605,353	(23,910,736,255)	25,946,688,824	(21,576,248,882)	23,300,080,576	(19,212,615,952)
Revenue from other operations
- sales of raw materials	366,746,804	(215,932,018)	332,415,663	(307,126,311)	1,088,884,852	(1,039,139,938)
- service income	191,903,654	(81,143,480)	265,741,206	(120,826,588)	49,801,832	(7,330,000)
- others	20,245,367	(7,571,679)	27,205,071	(18,816,187)	46,362,610	(28,479,493)

	29,122,501,178	(24,215,383,432)	26,572,050,764	(22,023,017,968)	24,485,129,870	(20,287,565,383)

(25)	Taxes and surcharges

	2016	2015 (Unaudited)	2014
City maintenance and construction tax	69,269,617	59,994,242	38,920,905
Educational surcharge	62,249,763	53,004,452	36,606,013
Others	31,201,169	6,878,859	9,970,928

	162,720,549	119,877,553	85,497,846

(26)	Financial income—net

	2016	2015 (Unaudited)	2014
Interest income	67,827,500	68,066,033	43,790,505
Interest costs—borrowings	(6,316,721)	(7,057,701)	(9,211,536)
Charges for discounted notes receivable	(173,065)	(92,465)	(53,771)
Exchange gains/(losses)—net	4,911,656	2,633,550	(5,828,481)
Others	(4,998,427)	(4,450,537)	(3,491,398)

	61,250,943	59,098,880	25,205,319

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(27)	Expenses by nature

The cost of sales, selling expenses, general and administrative expenses in the income statements are listed as follows by nature:

	2016	2015 (Unaudited)	2014
Changes in inventories of finished goods and work in progress	40,586,926	(132,579,173)	(26,448,188)
Consumed raw materials and low value consumables, etc.	22,059,980,339	20,489,628,165	18,518,827,158
Employee benefits expenses	1,878,409,508	1,590,618,954	1,441,615,367
Research and development expenses	391,857,460	266,918,928	290,649,240
Depreciation and amortisation expenses	391,254,028	398,139,629	502,251,363
Rental expenses	209,235,385	170,677,949	154,885,771
Transportation and logistics fee	181,107,054	181,461,700	186,555,000
Utilities	121,804,031	145,971,042	102,474,719
After-sales service fee	9,411,125	6,564,753	7,145,671
Advertising expenses	1,475,148	1,765,506	1,375,313
Others	1,097,504,734	917,983,769	1,117,251,738

	26,382,625,738	24,037,151,222	22,296,583,152

(28)	Asset impairment losses

	2016	2015 (Unaudited)	2014
Bad debts provision	65,970,387	7,056,982	725,698
(Reversal of)/Decline in the value of inventories	(2,235,672)	2,323,537	3,945,541

	63,734,715	9,380,519	4,671,239

(29)	Investment income

	2016	2015 (Unaudited)	2014
Share of net profit of investees under equity method	54,019,531	40,459,106	13,897,472
Gains on disposal of long-term equity Investments (a)	—	7,898,751	—

	54,019,531	48,357,857	13,897,472

(a)	Gain from disposal of long-term equity investments attributes to the disposal of 50% equity interest of Baoding Yanfeng Johnson Automotive Seating Co., Ltd. in 2015.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(30)	Non-operating income and expenses

(a)	Non-operating income

	2016	2015 (Unaudited)	2014
Government grant	70,847,989	34,676,251	27,429,208
Gains on disposal of non-current assets	3,695,321	1,676,650	13,714,861
Others	1,679,072	9,466,186	4,127,931

	76,222,382	45,819,087	45,272,000

(b)	Non-operating expenses

	2016	2015 (Unaudited)	2014
Losses on disposal of fixed assets	22,076,927	4,669,157	10,808,449
Others	3,014,728	9,843,767	3,716,581

	25,091,655	14,512,924	14,525,030

(31)	Income tax expenses

	2016	2015 (Unaudited)	2014
Current income tax	793,033,052	692,032,499	523,415,144
Deferred income tax	(285,504,161)	(228,642,864)	(134,613,476)

	507,528,891	463,389,635	388,801,668

The reconciliation from income tax calculated based on the applicable tax rates and total profit presented in the consolidated financial statements to the income tax expenses is listed below:

	2016	2015 (Unaudited)	2014
Total profit	2,679,821,377	2,544,404,370	2,168,227,394

Income tax expenses calculated at applicable tax rates	669,955,344	636,101,093	542,056,849
Investment income under equity method	(8,102,930)	(6,068,866)	(2,084,621)
Effect of favourable tax rates	(131,879,937)	(146,627,863)	(129,982,885)
Additional deduction of research and development expenses	(6,179,545)	(9,984,951)	(9,608,501)
Effect of change in the tax rates	1,190,062	1,336,323	(2,237,894)
Costs, expenses and losses not deductible for tax purposes	3,035,020	17,797,833	7,366,230
Deductible losses and deductible temporary differences for which no deferred income tax asset was recognised	6,541,466	—	778,538
Reversal of previously recognised/(Utilisation of previously unrecognised) deductible losses and deductible temporary differences	10,873,546	(52,862,590)	(8,383,048)
Prior year income tax reconciliation differences	(37,904,135)	23,698,656	(9,103,000)

Income tax expenses	507,528,891	463,389,635	388,801,668

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(32)	Other comprehensive income/(loss)

(a)	Items of other comprehensive income / (loss) with the related income tax effect and the amount reclassified to profit or loss

	2016
	Amount before tax	Income tax	Net amount after tax
Other comprehensive income items which will be reclassified subsequently to profit or loss
Differences arising from translation of foreign currency financial statements	1,290,996	—	1,290,996
Less: Reclassification of previous other comprehensive income to profit or loss	—	—	—

	1,290,996	—	1,290,996

	2015 (Unaudited)
	Amount before tax	Income tax	Net amount after tax
Other comprehensive loss items which will be reclassified subsequently to profit or loss
Differences arising from translation of foreign currency financial statements	(275,031)	—	(275,031)
Less: Reclassification of previous other comprehensive income to profit or loss	—	—	—

	(275,031)	—	(275,031)

	2014
	Amount before tax	Income tax	Net amount after tax
Other comprehensive income items which will be reclassified subsequently to profit or loss
Differences arising from translation of foreign currency financial statements	114,990	—	114,990
Less: Reclassification of previous other comprehensive income to profit or loss	—	—	—

	114,900	—	114,900

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(32)	Other comprehensive income/(loss) (Cont’d)

(b)	Reconciliation of other comprehensive income/(loss)

	Attributable to equity owners of the Company		Minority interests	Total
	Differences arising from translation of foreign currency financial statements	Sub-total
31 December 2013	(147,000)	(147,000)	—	(147,000)
Movements for the year ended 31 December 2014	114,990	114,990	—	114,990

31 December 2014	(32,010)	(32,010)	—	(32,010)

Movements for the year ended 31 December 2015 (Unaudited)	(275,031)	(275,031)	—	(275,031)

31 December 2015 (Unaudited)	(307,041)	(307,041)	—	(307,041)

Movements for the year ended 31 December 2016	1,290,996	1,290,996	—	1,290,996

31 December 2016	983,955	983,955	—	983,955

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(33)	Notes to the consolidated cash flow statements

(a)	Reconciliation from net profit to cash flows from operating activities

	2016	2015 (Unaudited)	2014
Net profit	2,172,292,486	2,081,014,735	1,779,425,726
Add: Provisions for asset impairment	63,734,715	9,380,519	4,671,239
Depreciation of fixed assets	310,623,269	261,068,281	212,040,500
Amortisation of intangible assets	30,801,181	98,681,146	260,735,109
Amortisation of long-term prepaid expenses	49,829,578	38,390,202	29,475,754
Losses/(Gains) on disposal of fixed assets, intangible assets and other long-term assets	18,381,606	2,992,507	(2,906,412)
Financial (income)/expenses	(3,032,122)	(4,983,235)	6,842,052
Investment income	(54,019,531)	(48,357,857)	(13,897,472)
Increase in deferred tax assets	(285,262,661)	(210,718,377)	(83,489,083)
Decrease in deferred tax liabilities	(241,500)	(18,358,393)	(51,124,393)
Increase in inventories	(94,240,317)	(65,755,469)	(17,678,319)
Increase in operating receivables	(871,936,802)	(1,261,835,070)	(415,978,727)
Increase in operating payables	2,621,421,678	2,116,111,288	959,246,328

Net cash flows from operating activities	3,958,351,580	2,997,630,277	2,667,362,302

(b)	Net increase in cash and cash equivalents

	2016	2015 (Unaudited)	2014
Cash and cash equivalents at the end of the year	6,179,211,510	3,741,333,102	2,998,757,581
Less: Cash and cash equivalents at the beginning of the year	(3,741,333,102)	(2,998,757,581)	(2,762,455,926)

Net increase in cash and cash equivalents	2,437,878,408	742,575,521	236,301,655

(c)	Cash and cash equivalents

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Cash at bank and on hand (Note 7(1))	6,469,119,196	3,939,894,113	3,165,627,901
Less: Other restricted cash balances	(289,907,686)	(198,561,011)	(166,870,320)

Cash and cash equivalents at the end of the year	6,179,211,510	3,741,333,102	2,998,757,581

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

8	Business combination

(a)	Equity transactions with minority interest

On 26 September 2014, the Company acquired 45% equity interest of its subsidiary, Shanghai Johnson Automotive Metal from JCI. After the acquisition, Shanghai Johnson Automotive Metal Components Co. Ltd. became a wholly-owned subsidiary of the Company. Capital surplus and surplus reserve adjustments of the deal are as follows:

Cost of combination -
Cash paid	84,289,950

Total combination cost	84,289,950
Less: the share of the subsidiary’s net identifiable assets continually calculated from the combination date based on the newly acquired equity ratio at the transaction day	(80,951,299)

3,338,651

Including: Capital surplus adjustment	1,148,851
Surplus reserve adjustment	2,189,800

9	Related parties and related party transactions

(1)	The parent company and subsidiaries

The general information and other related information of the subsidiaries is set out in Note 6.

(a)	General information of the parent company

	Place of registration	Nature of business
Yanfeng Trim	Shanghai, China	Development and production of plastic and decorating products used for automobiles, trucks and motorcycles, moulds, stamping parts, standard fasteners; sales of self-produced products, import and export of products and technologies, industrial investment; technical development, transfer, consultancy and service, and business information consultancy in the special area of auto parts; and self-owned house leasing.

The parent company is Yanfeng Trim and the ultimate holding company is Shanghai Automotive Industry Corporation.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

9	Related parties and related party transactions (Cont’d)

(1)	The parent company and subsidiaries (Cont’d)

(b)	Registered capital and changes in registered capital of the parent company

	31 December 2015 (Unaudited)	Current year changes	31 December 2016
	RMB		RMB
Yanfeng Trim	1,078,947,853	—	1,078,947,853

	31 December 2014	Current year changes	31 December 2015 (Unaudited)
	RMB		RMB
Yanfeng Trim	1,078,947,853	—	1,078,947,853

	31 December 2013	Current year changes	31 December 2014
	USD		RMB
Yanfeng Trim	139,233,200	—	1,078,947,853

Note: Yanfeng Trim changed from foreign-invested production enterprise to domestic enterprise approved by Shanghai Municipal Commission of Commerce (Grant No: Shanghai Foreign Investment approve [2013] No.3573). After the registration changes in Shanghai Industrial and Commercial Bureau, the registered capital changed from USD 139,233,200 to RMB 1,078,947,853. The parent company obtained an updated business licence on 6 January 2014.

(c)	The proportion of interests and voting rights in the Company held by the parent company

	31 December 2016		31 December 2015 (Unaudited)		31 December 2014
	Share holding	Voting rights	Share holding	Voting rights	Share holding	Voting rights
Yanfeng Trim	50.01%	50.00%	50.01%	50.00%	50.01%	50.00%

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

9	Related parties and related party transactions (Cont’d)

(2)	Related parties that do not control or are not controlled by the Company

Relationship with the Group
Guangzhou Dongfeng Johnson Seating (ii)	Associate
Wuhan Taiji (ii)	Associate
CRH Shenyang (ii)	Joint venture
Yanfeng Hainachuan Automotive Trim Systems Co., Ltd. (iii)	Subsidiary of the parent company
Yanfeng Automotive Trim Systems Liuzhou Co., Ltd. (iii)	Subsidiary of the parent company
Yanfeng Automotive Trim Systems Guangzhou Co., Ltd. (iii)	Subsidiary of the parent company
Yanfeng Gabriel (Shanghai) Automotive Safety Systems Co., Ltd. (iii)	Subsidiary of the parent company
Dongfeng Automotive Trim Systems Co., Ltd. (iii)	Subsidiary of the parent company
Yanfeng Johnson Controls Automotive Seating Mechanical Parts Co., Ltd. (iii)	Subsidiary of the parent company
Yanfeng Visteon Automotive Electronics Co., Ltd. (iii)	Joint venture of the parent company
SAIC Volkswagen Automotive Co., Ltd. (iii)	Joint venture of the ultimate holding company
SAIC General Motors Co., Ltd (iii)	Joint venture of the ultimate holding company
Shanghai GM (Shenyang) Norsom Motors Co., Ltd. (iii)	Joint venture of the ultimate holding company
SAIC General Motors Sales Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC GM Dong Yue Motors Co., Ltd. (iii)	Joint venture of the ultimate holding company
Shanghai TRW Automotive Safety Systems Co., Ltd. (iii)	Joint venture of the ultimate holding company
SAIC Finance Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC Motor Corporation Limited (iii)	Subsidiary of the ultimate holding company
Jiangsu ANJI Logistics Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Shanghai Sanhuan Spring Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Nanjing Automobile (Group) Corporation (iii)	Subsidiary of the ultimate holding company
Donghua Automotive Industrial Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Nanjing Iveco Automobile Co., Ltd. (iii)	Joint venture of the ultimate holding company
SAIC GM Wuling Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC Activity Centre Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC Maxus Vehicle Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Shanghai International Automotive City Development Co., Ltd. (iii)	Associate of the ultimate holding company
Shanghai Boze Auto Parts Co., Ltd. (iii)	Associate of the ultimate holding company
Pan Asia Technical Automotive Center Co., Ltd. (iii)	Joint venture of the ultimate holding company
SAIC Volkswagen Sales Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Shanghai Koito Automotive Lamp Co., Ltd. (iii)	Joint venture of the ultimate holding company
Shanghai LEAR STEC Automotive Parts Co., Ltd. (iii)	Associate of the ultimate holding company
Shanghai Haitong International Automotive Logistics Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Chongqing Zhonghai Spring Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC (Yantai) Industrial Co., Ltd. (iii)	Subsidiary of the ultimate holding company

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

9	Related parties and related party transactions (Cont’d)

(2)	Related parties that do not control or are not controlled by the Company (Cont’d)

Relationship with the Group
Adient plc (i) (iv)	Ultimate holding company of Adient Asia
Johnson Controls Automotive Interior Investment Co., Limited (iv)	Subsidiary of Johnson Controls International plc
Guangzhou Johnson Controls Automotive Interior Systems Co., Ltd. (iv)	Joint venture of Adient plc
Changsha Guangzhou Automobile Johnson Controls Automotive Interior Systems Co., Ltd. (iv)	Joint venture of Adient plc
Adient Bochum Ltd. & Co. KG (iv)	Subsidiary of Adient plc
Adient Hungary Kft. (iv)	Subsidiary of Adient plc
Kinryo Kogyo Co., Ltd. (iv)	Subsidiary of Adient plc
Other subsidiaries of Adient plc (iv)	Subsidiary of Adient plc

(i)	In 2016, Johnson Controls International plc, the former ultimate holding company of the Company’s investor Adient Asia, spin off its automotive seating business and interiors business including Adient Asia and established an independent company Adient plc which was listed in NYSE on 31 October 2016. Accordingly, Johnson Controls International plc and its subsidiaries are no longer related parties of Adient plc and its subsidiaries.

(ii)	The related parties are collectively referred to as “Associates and Joint ventures”.

(iii)	The related parties are collectively referred to as “SAIC, its subsidiaries, associates and joint ventures”.

(iv)	The related parties are collectively referred to as “Adient and JCI, its subsidiaries and joint ventures”.

(3)	Related party transactions

(a)	Pricing policies

The Group’s pricing on products sold to related parties, purchased from related parties, rendering of services and lease payments are negotiated by both parties and by making reference to the market price.

(b)	Purchase of goods

	2016	2015 (Unaudited)	2014
SAIC, its subsidiaries, associates and joint ventures	6,498,294,883	6,040,834,033	4,237,372,070
Associates and Joint ventures	324,582,271	186,911,048	—
Adient and JCI, its subsidiaries and joint ventures	109,494,707	120,581,231	410,815,392

	6,932,371,861	6,348,326,312	4,648,187,462

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

9	Related parties and related party transactions (Cont’d)

(3)	Related party transactions (Cont’d)

(c)	Sale of goods

	2016	2015 (Unaudited)	2014
SAIC, its subsidiaries, associates and joint ventures	18,688,195,185	16,507,946,364	15,798,341,005
Adient and JCI, its subsidiaries and joint ventures	629,760,415	630,717,292	1,206,475,766
Associates and Joint ventures	83,612,859	177,185,654	46,748,588

	19,401,568,459	17,315,849,310	17,051,565,359

(d)	Technical service fee

	2016	2015 (Unaudited)	2014
Adient and JCI, its subsidiaries and joint ventures	54,457,867	11,094,631	25,794,485
SAIC, its subsidiaries and joint ventures	—	—	441,814

	54,457,867	11,094,631	26,236,299

(e)	(Decrease)/Increase on entrusted loans and cash pool—net

	2016	2015 (Unaudited)	2014
SAIC, its subsidiaries, associates and joint ventures	(149,017,458)	300,000,000	—
Associates and Joint ventures	(15,000,000)	(35,646,471)	646,471

	(164,017,458)	264,353,529	646,471

(f)	Interest income from entrusted loans and cash pool

	2016	2015 (Unaudited)	2014
SAIC, its subsidiaries, associates and joint ventures	8,782,308	11,903,333	—
Associates and Joint ventures	566,535	137,603	2,369,484

	9,348,843	12,040,936	2,369,484

(g)	Transfer of fixed assets

	2016	2015 (Unaudited)	2014
SAIC, its subsidiaries, associates and joint ventures	—	—	239,181,461

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

9	Related parties and related party transactions (Cont’d)

(4)	Receivables from and payables to related parties

(a)	Accounts receivable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	3,573,100,002	3,535,400,441	2,476,788,674
Adient and JCI, its subsidiaries and joint ventures	160,191,396	254,272,885	282,348,127
Associates and Joint ventures	68,419,242	67,727,656	68,544,572

	3,801,710,640	3,857,400,982	2,827,681,373

(b)	Notes receivable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	80,319,000	198,155,751	143,284,958
Associates and Joint ventures	—	11,764,000	36,075,000

	80,319,000	209,919,751	179,359,958

(c)	Advances to suppliers

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	2,693,546	2,700,000	2,700,000

(d)	Other receivables

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	154,655,835	40,933,096	213,200,582

(e)	Other current assets

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	—	300,000,000	—
Associates and Joint ventures	—	15,000,000	—

	—	315,000,000	—

(f)	Dividends receivable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Associates and Joint ventures	12,071,405	16,336,555	—

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

9	Related parties and related party transactions (Cont’d)

(4)	Receivables from and payables to related parties (Cont’d)

(g)	Cash at bank—deposit in SAIC, its subsidiaries, associates and joint ventures

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	1,509,271,765	385,533,629	112,121,166

(h)	Accounts payable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	1,633,962,197	1,355,522,304	777,445,836
Associates and Joint ventures	109,748,062	76,470,959	—
Adient and JCI, its subsidiaries and joint ventures	32,727,281	22,165,380	48,256,121

	1,776,437,540	1,454,158,643	825,701,957

(i)	Notes payable

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	89,010,000	21,133,578	36,513,000

(j)	Other payables

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
SAIC, its subsidiaries, associates and joint ventures	4,535,939	—	—

(5)	Commitments in relation to related parties

The commitments in relation to related parties contracted for by the Group but not yet necessary to be recognised on the balance sheet as at the balance sheet date are as follows:

(a)	Leases

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
- Lessee
SAIC, its subsidiaries, associates and joint ventures	49,120,982	36,939,538	41,311,628

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

10	Commitments

(1)	Capital commitments

Capital expenditures contracted for by the Group but are not yet necessary to be recognised on the balance sheet as at the balance sheet date are as follows:

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Buildings, machinery and equipment	117,327,496	16,596,507	80,488,440

(2)	Operating lease commitments

The future minimum lease payments due under the signed irrevocable operating leases contracts are summarised as follows:

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Within 1 year	140,730,559	132,460,943	131,592,517
1 and 2 years	108,597,927	120,530,998	113,931,992
2 and 3 years	98,372,305	114,024,576	105,257,607
Over 3 years	294,351,515	361,243,744	284,160,625

	642,052,306	728,260,261	634,942,741

11	Financial risk

The Group’s activities expose it to a variety of financial risks: market risk (primarily including currency risk and interest rate risk), credit risk and liquidity risk. The Group’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group’s financial performance.

(1)	Market risk

(a)	Foreign exchange risk

The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. The Group is exposed to foreign exchange risk arising from the recognised assets and liabilities, and future transactions denominated in foreign currencies, primarily with respect to US dollars. The Group’s finance department at its headquarters is responsible for monitoring the amount of assets and liabilities, and transactions denominated in foreign currencies to minimise the foreign exchange risk. Therefore, the Group may consider entering into forward exchange contracts or currency swap contracts to mitigate the foreign exchange risk.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

11	Financial risk (Cont’d)

(1)	Market risk (Cont’d)

(a)	Foreign exchange risk (Cont’d)

As at 31 December 2016, 2015 and 2014, the carrying amounts in RMB equivalent of the Group’s assets and liabilities denominated in foreign currencies are summarized below:

	31 December 2016
	USD	Others	Total
Financial assets denominated in foreign currency -
Cash at bank and on hand	24,397,693	25,997,605	50,395,298
Receivables	158,187,444	259,685,501	417,872,945

	182,585,137	285,683,106	468,268,243

Financial liabilities denominated in foreign currency -
Payables	56,922,242	116,890,582	173,812,824

	31 December 2015 (Unaudited)
	USD	Others	Total
Financial assets denominated in foreign currency -
Cash at bank and on hand	43,742,685	21,370,564	65,113,249
Receivables	173,800,678	250,854,243	424,654,921

	217,543,363	272,224,807	489,768,170

Financial liabilities denominated in foreign currency -
Payables	48,819,672	121,748,654	170,568,326

	31 December 2014
	USD	Others	Total
Financial assets denominated in foreign currency -
Cash at bank and on hand	53,521,080	24,670,080	78,191,160
Receivables	209,023,397	222,641,716	431,665,113

	262,544,477	247,311,796	509,856,273

Financial liabilities denominated in foreign currency -
Payables	41,166,835	91,832,808	132,999,643

As at 31 December 2016, 2015 and 2014, if the RMB had strengthened/weakened by 10% against the USD while all other variables had been held constant, the Group’s profit before tax for the years would have been approximately 12,566,290, 16,872,369 and 22,137,764 lower/higher for various financial assets and liabilities denominated in USD.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

11	Financial instrument and risk (Cont’d)

(1)	Market risk (Cont’d)

(b)	Interest rate risk

The Group’s interest rate risk mainly arises from related party entrusted loans and interest-bearing bank borrowings. Financial liabilities issued at floating rates expose the Group to cash flow interest rate risk. Financial liabilities issued at fixed rates expose the Group to fair value interest rate risk. The Group determines the relative proportions of its fixed rate and floating rate contracts depending on the prevailing market conditions. As at 31 December 2016, 2015 and 2014, the Group’s long-term interest bearing borrowings were RMB-denominated with floating rates, amounting to 8,107,000, 13,505,000 and 18,903,000 (Note 7(21)).

The Group’s finance department at its headquarters continuously monitors the interest rate position of the Group. Increases in interest rates will increase the cost of new borrowing and the interest expenses with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial performance. The Group makes adjustments timely with reference to the latest market conditions and may enter into interest rate swap agreements to mitigate its exposure to interest rate risk. During 2016, 2015 and 2014, the Group did not enter into any interest rate swap agreements.

As at 31 December 2016, 2015 and 2014, if interest rates on the floating rate borrowings had risen/fallen by 50 basis points while all other variables had been held constant, the Group’s net profit would have decreased/increased by approximately 40,535, 67,525 and 94,515, respectively.

(2)	Credit risk

Credit risk is managed on the grouping basis. Credit risk mainly arises from cash at bank, accounts receivable, other receivables and notes receivable etc.

The Group expects that there is no significant credit risk associated with cash at bank since they are deposited at state-owned banks, other medium or large size listed banks and related party. As at 31 December 2016, 2015 and 2014, cash deposited at state-owned banks, other medium or large size listed banks and related party were approximately 6,468 million, 3,934 million and 3,160 million, respectively. Management does not expect that there will be any significant losses from non-performance by these counterparties.

In addition, the Group has policies to limit the credit exposure on accounts receivable, other receivables and notes receivable. The Group assesses the credit quality of and sets credit limits on its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The credit history of the customers is regularly monitored by the Group. In respect of customers with a poor credit history, the Group will use written payment reminders, or shorten or cancel credit periods, to ensure the overall credit risk of the Group is limited to a controllable extent.

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

11	Financial instrument and risk (Cont’d)

(3)	Liquidity risk

Cash flow forecasting is performed by each subsidiary of the Group and aggregated by the Group’s finance department in its headquarters. The Group’s finance department at its headquarters monitors rolling forecasts of the Group’s short-term and long-term liquidity requirements to ensure it has sufficient cash that are readily convertible to cash to meet operational needs, while maintaining sufficient headroom on its undrawn committed borrowing facilities from major financial institution so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities to meet the short-term and long-term liquidity requirements.

The financial liabilities of the Group at the balance sheet date are analysed by their maturity date below at their undiscounted contractual cash flow:

	31 December 2016
	Within 1 year	1 to 5 years	Over 5 years	Total
Short-term borrowings	408,884,232	—	—	408,884,232
Notes payable	666,979,006	—	—	666,979,006
Accounts payable	9,860,133,825	—	—	9,860,133,825
Interest payable	12,410,831	231,970	—	12,642,801
Other payables	2,354,357,460	—	—	2,354,357,460
Long-term borrowings	5,398,000	8,107,000	—	13,505,000

	13,308,163,354	8,338,970	—	13,316,502,324

	31 December 2015 (Unaudited)
	Within 1 year	1 to 5 years	Over 5 years	Total
Short-term borrowings	75,000,000	—	—	75,000,000
Notes payable	457,179,867	—	—	457,179,867
Accounts payable	8,468,879,463	—	—	8,468,879,463
Interest payable	4,678,717	900,386	—	5,579,103
Other payables	275,293,356	—	—	275,293,356
Long-term borrowings	5,398,000	13,505,000	—	18,903,000

	9,286,429,403	14,405,386	—	9,300,834,789

	31 December 2014
	Within 1 year	1 to 5 years	Over 5 years	Total
Short-term borrowings	100,000,000	—	—	100,000,000
Notes payable	441,557,489	—	—	441,557,489
Accounts payable	6,510,519,647	—	—	6,510,519,647
Interest payable	6,023,194	1,841,602	—	7,864,796
Dividends payable	36,552,986	—	—	36,552,986
Other payables	299,474,754	—	—	299,474,754
Long-term borrowings	5,398,000	18,903,000	—	24,301,000

	7,399,526,070	20,744,602	—	7,420,270,672

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED

31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

12	Fair value estimates

(1)	Financial assets and liabilities not measured at fair value

Financial assets and liabilities measured at amortised cost mainly include receivables, short-term borrowings, payables and long-term borrowings etc.

The carrying amount of the financial assets and liabilities not measured at fair value is a reasonable approximation of their fair value.

13	Capital management

The Group’s capital management policies aim to safeguard the Group’s ability to continue as a going concern in order to provide returns for investors and benefits for other stakeholders, and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to investors, refund capital to investors or sell assets to reduce debts.

The Group’s total capital is calculated as ‘owners’ equity’ as shown in the consolidated balance sheet. The Group is not subject to external mandatory capital requirements.

14	Reconciliation to United States generally accepted accounting principles

The financial statements have been prepared in accordance with Accounting Standards for Business Enterprises in the People’s Republic of China (“PRC GAAP”), which differ in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The significant differences are described in the reconciliation tables below. Other differences do not have a significant effect on either net profit or owners’ equity. The effects of the significant adjustments to net profit for the years ended 31 December 2016, 2015 and 2014 which would be required if U.S. GAAP were to be applied instead of PRC GAAP are summarized as follows:

	2016	2015 (Unaudited)	2014
Net profit under PRC GAAP	2,172,292,486	2,081,014,735	1,779,425,726
Adjustments:
Inventory impairment reversals (a)	(2,965,596)	618,444	525,473
Staff Welfare and Incentive Fund (b)	(9,884,955)	(4,356,968)	(6,822,052)
Tax effect of the reconciling items (c)	444,839	(92,767)	(78,821)

Net profit under U.S. GAAP	2,159,886,774	2,077,183,444	1,773,050,326

YANFENG ADIENT SEATING CO., LTD.

(FORMERLY KNOWN AS “SHANGHAI YANFENG JOHNSON CONTROLS SEATING CO., LTD.”)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2016, 2015 AND 2014 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2015 ARE UNAUDITED)

(All amounts in RMB Yuan unless otherwise stated)

14 Reconciliation to United States generally accepted accounting principles (Cont’d)

The effects of the significant adjustments to owners’ equity for the years ended 31 December 2016, 2015 and 2014 which would be required if U.S. GAAP were to be applied instead of PRC GAAP are summarized as follows:

	31 December 2016	31 December 2015 (Unaudited)	31 December 2014
Owners’ equity under PRC GAAP	4,372,016,024	3,924,801,104	3,523,307,561
Adjustments:
Inventory impairment reversals (a)	(3,130,580)	618,444	525,473
Staff Welfare and Incentive Fund (b)	316,115,041	277,256,403	236,466,741
Tax effect of the reconciling items (c)	469,587	(92,767)	(78,821)

Owners’ equity under U.S. GAAP	4,685,470,072	4,202,583,184	3,760,220,954

(a)	Inventory impairment reversals

Under PRC GAAP, reversals of inventory impairment charges (limited to the amounts of the original impairment) are required for subsequent recoveries. Impairments and any subsequent reversals are included in a separate profit and loss line item—“Asset impairment losses”, which is outside of cost of goods sold. Under U.S. GAAP, reversals of impairments are prohibited, as a write-down of inventories to the lower of cost or market creates a new cost basis that subsequently cannot be reversed.

(b)	Staff Welfare and Incentive Fund

In accordance with the Law of the PRC on Chinese-Foreign Equity Joint Ventures and the Company’s Articles of Association, the Company appropriated the Staff Welfare and Incentive Fund of net profit after setting off accumulated losses of previous years and before profit distributions to the investors. The Staff Welfare and Incentive Fund is restricted to fund payments of special bonus to employees and for the collective welfare of employees. None of it is allowed to be transferred to the Company in terms of cash dividends, loans or advances, nor can it be distributed except under liquidation.

Under PRC GAAP, appropriation of the Staff Welfare and Incentive Fund is a liability in nature and accounted for as a transfer from retained earnings to Staff Welfare and Incentive Fund, a liability account. Subsequent payments is accounted for as a release of the Company’s liability.

Under U.S. GAAP, appropriation to the Staff Welfare and Incentive Fund is accounted for as a transfer from retained earnings to the statutory reserves. Subsequent payment is accounted for as expenses or assets based on the usage of the payment, and proportionate retained earnings and the statutory reserves are reversed concurrently.

(c)	Tax effect of the reconciling items

The applicable statutory tax rate used to calculate the tax effect of the reconciling items on the net profit reconciliation between PRC GAAP and U.S. GAAP for the year ended December 31, 2016, 2015 and 2014 was 15%.